UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
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 ☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12
CRANE NXT, CO.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Proxy Statement and the 2024 Annual Report to Stockholders are available at
https://investors.cranenxt.com/ar

CRANE NXT, CO.
950 WINTER STREET
4TH FLOOR NORTH
WALTHAM, MA 02451

Dear Fellow Stockholders:
Crane NXT, Co. (“Crane NXT” or the “Company”) cordially invites you to attend its virtual Annual Meeting of Stockholders, which will be held online via live webcast at 10:00 a.m. Eastern Daylight Time, on Thursday, May 22, 2025. There will be no physical location for the Annual Meeting. Crane NXT stockholders will be able to attend the Annual Meeting online and, with the control number appearing on your notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials, vote shares electronically and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CXT2025 at the meeting date and time.
The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. There will also be an opportunity to ask questions regarding Crane NXT and its activities.
It is important that your shares be represented at the meeting, regardless of the size of your holdings. If you are unable to attend, I urge you to participate by voting your shares by proxy. You may do so by using the internet address or the toll-free telephone number set forth in this Proxy Statement, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you receive in response to your request.
Sincerely,

John S. Stroup
Chairman of the Board
April 8, 2025

1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2025

To the Stockholders of Crane NXT, Co.:
The 2025 ANNUAL MEETING OF STOCKHOLDERS OF CRANE NXT, CO. will be held virtually for the following purposes:

WHEN:
May 22, 2025 Thursday 10:00 a.m. Eastern Daylight Time
WHERE:
Online via live webcast at www.virtualshareholdermeeting. com/CXT2025
HOW TO VOTE:
By Phone
1-800-690-6903
By Mail
Complete, sign, and return the proxy card.
By Internet
www.proxyvote.com
Live Webcast
Stockholders at the close of business on March 28, 2025, are entitled to vote at the virtual Annual Meeting.
By Scanning
You can vote your shares online by scanning the QR code on your proxy card.

Proposal		Board Recommendation
Item 1	To elect nine directors to serve for one-year terms until the annual meeting of stockholders in 2026	FOR each director
Page 5
Item 2	To vote on a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the Company for 2025	FOR
Page 22
Item 3	To vote on a proposal to approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers	FOR
Page 26

In addition, any other business properly presented may be acted upon at the meeting.
In order to assure a quorum at the virtual 2025 Annual Meeting of Stockholders of Crane NXT (the “Annual Meeting”), it is important that stockholders who do not expect to attend virtually vote by using the internet address or the toll-free telephone number listed in this Proxy Statement. If you have requested paper copies of the proxy materials, you can vote by completing and returning the proxy card enclosed in those materials. The Board of Directors has fixed the close of business on March 28, 2025 as the record date for the meeting (the “Record Date”). Stockholders at that date and time are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Each share is entitled to one vote. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/CXT2025 at the meeting date and time described in this Proxy Statement. There is no physical location for the Annual Meeting.
This Notice of Annual Meeting of Stockholders and related Proxy Statement are first being distributed or made available to stockholders on or about April 8, 2025.
We previously mailed a Notice of Internet Availability of Proxy Materials to all Crane NXT stockholders as of the Record Date. The notice advised such stockholders that they could view the Proxy Statement and Annual Report online at www.proxyvote.com, or request in writing a paper or e-mail copy of the proxy materials at no cost.
By Order of the Board of Directors,

Paul G. Igoe
Secretary
April 8, 2025

2

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and we encourage you to read the entire Proxy Statement before voting.
2025 Annual Meeting of Stockholders

Date:	May 22, 2025
Time:	10 a.m. Eastern Daylight Time
Virtual Meeting Website:	www.virtualshareholdermeeting.com/CXT2025
Record Date:	March 28, 2025

Agenda and Voting Recommendations

Proposal		Board Recommendation
Item 1	To elect nine directors to serve for one-year terms until the annual meeting of stockholders in 2026	FOR each director Page 5
Item 2	To vote on a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the Company for 2025	FOR Page 22
Item 3	To vote on a proposal to approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers	FOR Page 26

Corporate Governance Highlights
As stated in our Corporate Governance Guidelines, the Board is responsible for helping to create a culture of high ethical standards and is committed to continually improving its corporate governance process, practices and procedures. Accordingly, the Board has adopted the following best practices in corporate governance.

Board Governance Practices

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Separate Chairman and CEO roles
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100% independent Audit, Nominating and Governance, and Management Organization and Compensation Committees
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Regular executive sessions of non-management directors
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Annual Board and committee performance self-evaluations
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Offer of resignation upon significant change in primary job responsibilities
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Directors are elected annually
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Majority voting and director resignation policy for directors in uncontested elections
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Stringent conflict of interest policies

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Directors subject to stock ownership guidelines and anti-hedging and pledging policies
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Director retirement policy
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Strict over-boarding policy for directors
•
Diverse Board with the appropriate mix of skills, experience and perspectives
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Comprehensive director nomination and Board refreshment process
•
Oversight of Environmental, Social and Governance (ESG) and human capital matters impacting our business

3

Proxy Summary
2024 Compensation Highlights
Compensation Best Practices
The Management Organization and Compensation Committee is firmly committed to implementing an executive compensation program that aligns management and stockholder interests, encourages executives to drive long-term sustainable success of the Company and stockholder value creation, and helps attract, motivate and retain key leadership talent to increase stockholder value. Our executive compensation program is designed to further such commitment and includes significant performance metrics that are linked to achievement of pre-established financial and strategic goals which are directly tied to our overall business strategy.
In fiscal 2024, our executive compensation program consisted of base salary, annual incentive bonus, and equity compensation. Our annual cash bonus opportunities are designed to drive pre-established annual Company and business unit performance goals, while long-term performance-based equity awards are designed to drive stockholder value creation and align our executive officer’s interests with stockholder interests.
Our executive compensation policies and practices are designed to reinforce our pay for performance philosophy and align with sound governance principles. Listed below are highlights of our fiscal 2024 executive compensation policies and practices:

WHAT WE DO

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Caps on performance-based cash and equity incentive compensation
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Annual review of our executive compensation strategy
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Annual compensation risk assessment
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Annual “Say On Pay” vote
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Significant portion of executive compensation tied to corporate performance or stock value
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Significant stock ownership guidelines for our executives, including an above-market 6x base salary requirement for the CEO
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Stock options and unearned performance-based awards do not count towards ownership for purposes of our stock ownership guidelines
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Majority of executive variable pay is delivered in long-term equity-based awards, subject to multi-year vesting periods
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Performance-based cash and equity incentive compensation subject to clawback
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100% independent directors on the Management Organization and Compensation Committee
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Management Organization and Compensation Committee retains independent compensation consultant
•
No dividends or dividend equivalents on unexercised options or performance-based equity awards
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Limited perquisites

WHAT WE DON’T DO

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No tax gross-ups, including for change in control related excise tax payments
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No multi-year guaranteed incentive awards
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No fixed-duration employment contracts with executive officers
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No hedging or pledging of Company stock permitted
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No excessive perquisites for executives
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No defined benefit pension plans for named executive officers
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No “repricing” of out-of-the-money options without stockholder approval
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No discounted stock options or “spring-loaded” equity awards
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No “single trigger” change in control payments and benefits
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No strict benchmarking of compensation to a specific percentile of our compensation peer group
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No incentivizing unnecessary or excessive risk taking

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ITEM 1: ELECTION OF DIRECTORS

PROPOSAL 1 The Board recommends voting FOR each of the Director Nominees

Board Composition
Our Corporate Governance Guidelines (the “Guidelines”) provide that the Board should generally have from nine to twelve directors, a substantial majority of whom must qualify as independent directors under the listing standards of the NYSE. In addition, the Guidelines provide that any director who has attained the age of 75 as of the record date for the annual meeting of stockholders shall tender his or her resignation from the Board.
The Board currently consists of nine members. The nine directors whose terms will expire at the time of the Annual Meeting, but will serve until their successors are duly elected and qualified, are Michael Dinkins, William Grogan, Sandra Joyce, Cristen Kogl, Ellen McClain, David D. Petratis, Aaron W. Saak, John S. Stroup, and James L. L. Tullis. The Board has nominated each of these nine directors for re-election by the stockholders for a one-year term to expire at the 2026 annual meeting of stockholders. The Board has determined that all director nominees other than Mr. Saak are independent.
James L.L. Tullis had attained the age of at least 75 as of the Record Date and, in accordance with the Company’s director retirement policy, offered to resign. The Nominating and Governance Committee reviewed, in consultation with the Chairman of the Board and the CEO, Mr. Tullis’s suitability for continued service as a director and determined that his age will not impair his ability to be an effective contributor to the Board process. The Nominating and Governance Committee recommended that the Board reject Mr. Tullis’s offer to resign from the Board, and the Board in turn rejected Mr. Tullis’s offer to resign.
Director Nominating Procedures
The Board believes that a company’s directors should possess and demonstrate, individually and as a group, an effective and diverse combination of skills and experience to guide the management and direction of the Company’s business and affairs and to align with our long-term strategic vision. The Board has charged the Nominating and Governance Committee with responsibility for evaluating the mix of skills, experience and diversity of background of the Company’s directors and director nominees, as well as leading the evaluation process for the Board and its committees.
Criteria for Board membership take into account skills, expertise, integrity, diversity in thought, ethnicity, gender, and other qualities which are expected to enhance the Board’s ability to manage and direct Crane NXT’s business and affairs. In general, nominees for director should have an understanding of the workings of large business organizations such as Crane NXT and senior level executive leadership experience. In addition, nominees should have the ability to make independent, analytical judgments and be effective communicators with the ability and willingness to devote the time and effort required for service on the Board.
The Nominating and Governance Committee has proposed, and the Board recommends, that each of the nine nominees be elected to the Board. If, before the Annual Meeting, any nominee becomes unavailable for election as a director, the elected directors may make an interim vacancy appointment to the Board after the Annual Meeting, or the Board may reduce the number of directors to eliminate the vacancy.

5

Item 1: Election of Directors
Board Composition
Our Board takes an active and thoughtful approach to board composition and is focused on building and maintaining a diverse board. In conducting its annual review of director skills and Board composition, the Nominating and Governance Committee determined and reported to the Board its judgment that the Board as a whole demonstrates a diversity of organizational and professional experience, education, skills, and other personal qualities and attributes that enable the Board to perform its duties in a highly effective manner.
Board Skills and Experience
Our individual Board members have a wide range of skills and experience from within and outside our industry, giving them diverse perspectives from which to oversee the Company’s strategy. Our Board members possess expertise in, among other things, acquisitions and other business combinations, diversified industrial operations and manufacturing, international business, corporate finance, human capital management, legal and compliance, organizational leadership, and cybersecurity.
Summary of Board Skills and Experience

Public company multinational CEO experience	•					•	•	•
Public company multinational CFO experience	•	•
General finance acumen	•	•	•	•	•	•	•	•	•
Corporate governance/board experience	•			•	•	•	•	•	•
Mergers & acquisitions	•	•	•	•	•	•	•	•	•
Manufacturing operations	•	•				•	•	•
Expertise with one or more of our end markets	•	•		•		•	•
Intellectual capital development (human capital)	•	•	•	•	•	•	•	•	•
Cyber/Information Security skills		•	•	•	•	•	•	•
Independent
Self-Identified Race/Ethnicity
African American	•				•
Hispanic/Latin American			•
White Caucasian		•	•	•		•	•	•	•
Self-Identified Gender
Male	•	•				•	•	•	•
Female			•	•	•
The Board Composition and Board Skills and Experience sections above reflect the Board’s nine director nominees.

6

Item 1: Election of Directors
Board of Directors Nominees
Nominees to be Elected for Terms to Expire in 2026
Note: Age calculations for all directors are as of the Record Date.

MICHAEL DINKINS
Age: 71 Director Since: 2019	Committees: Audit (Chair); Nominating and Governance; Executive

President and Chief Executive Officer of Dinkins Financial (consulting firm that helps small businesses gain access to capital). Prior to his current role, Mr. Dinkins was Executive Vice President and Chief Financial Officer of Integer Holdings Corporation until March 2017. Mr. Dinkins has served as a director of The Shyft Group, Inc. since 2020 and Community Health Systems, Inc. since 2017. Mr. Dinkins has also served as a director of the National Council on Compensation Insurance since 2022. Mr. Dinkins graduated with honors from General Electric’s Financial Management Program where he also served as an instructor for five years.

Relevant Skills and Experience:

•
Sophisticated financial expertise acquired through public company chief financial officer, chief executive officer and financial, IT and internal audit roles
•
Significant experience with complex leveraged refinancing and equity financing (initial public offering and secondary markets) transactions
•
CFO of a publicly traded company with international operations
•
Expertise in the global integration of acquired companies

WILLIAM GROGAN
Age: 46 Director Since: 2023	Committees: Audit

Senior Vice President and Chief Financial Officer of Xylem Inc. (a global water technology company) since October 2023. Prior to his role at Xylem, Mr. Grogan served as Senior Vice President and Chief Financial Officer of IDEX Corporation (a developer, designer and manufacturer of specialty engineered products) from January 2017 until September 2023. Mr. Grogan also serves on the board of advisors of the Girard School of Business (at Merrimack College).

Relevant Skills and Experience:

•
Financial expertise acquired as a public company chief financial officer and in senior finance roles
•
Extensive experience in strategic planning, operations, and talent development through a diverse background of leadership positions
•
Proficiency with capital deployment including significant mergers and acquisitions experience as well as a consistent philosophy of returning funds to stockholders

7

Item 1: Election of Directors

SANDRA JOYCE
Age: 47 Director Since: 2024	Committees: Audit

Vice President, Google Threat Intelligence at Google LLC since 2022. Prior to her current role, Ms. Joyce was Executive Vice President, Global Intelligence & Advanced Practices at Mandiant, Inc. from 2020 to 2022 and held other roles at Mandiant from 2015 to 2020. Ms. Joyce also serves on the Board of Visitors of the National Intelligence University.

Relevant Skills and Experience:

•
Extensive cyber/national security expertise gained through over 25 years of experience in the national security sector
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Global leadership experience driving new product development and guiding companies through growth and change
•
Experience advising senior management teams and boards of government entities and private sector businesses on global business threats

CRISTEN KOGL
Age: 59 Director Since: 2023	Committees: Nominating and Governance; Management Organization and Compensation

Chief Legal Officer, General Counsel and Corporate Secretary of Zebra Technologies Corporation (a global leader in enterprise asset intelligence). Ms. Kogl has served as Zebra’s top Legal Officer, through various titles, since September 2018. Ms. Kogl has also served on the Board of Trustees at Lake Forest College since September 2023 and as a director of the U.S. Chamber of Commerce since November 2020.

Relevant Skills and Experience:

•
Operational and organizational expertise as an in-house lawyer/corporate generalist for 25+ years managing global legal and compliance teams and as a member of the executive team
•
Deep experience in mergers and acquisitions, intellectual property, U.S. public company governance and Securities and Exchange Commission regulations, commercial contracting, enterprise and cyber risk management, litigation management, labor and employment relations, government affairs, and compliance functions

8

Item 1: Election of Directors

ELLEN MCCLAIN
Age: 60 Director Since: 2013	Committees: Management Organization and Compensation (Chair); Nominating and Governance

Chief Executive Officer of Year Up United (not-for-profit provider of job training services) since December 2023 and President of Year Up United since 2022. Prior to her current role, Ms. McClain was Chief Operating Officer of Year Up United from 2021 to 2022, and Chief Financial Officer from 2015 to 2021. Ms. McClain has served as a director of Crane Company since April 2023. Ms. McClain was a director of Horseracing Integrity and Safety Authority from 2021 through August 2023.

Relevant Skills and Experience:

•
Financial, operational and organizational expertise gained as chief financial officer, chief operating officer, and president of public and private enterprises
•
Broad experience as a senior executive with responsibility for organizational direction and development, financial expertise, and intellectual capital

DAVID D. PETRATIS
Age: 67 Director Since: 2023	Committees: Audit

Chairman of the Board, President and Chief Executive Officer of Allegion plc (a global provider of mechanical and electronic security products and access solutions) from 2013 to 2022. Mr. Petratis has served as a director of Sylvamo Corporation since 2021 and as Chairman at MasterBrand, Inc. since 2022. Mr. Petratis is also on the University of Northern Iowa Business Executive Advisory Board.

Relevant Skills and Experience:

•
Extensive global, industrial management experience serving as chief executive officer of two publicly traded companies
•
Leadership experience in the creation of three spin companies: Allegion from Ingersoll-Rand, Quanex Building Products, and MGE UPS Systems
•
Experience in business portfolio management driving growth through research and development, acquisition and divestment

9

Item 1: Election of Directors

AARON W. SAAK
Age: 51 Director Since: 2023	Committees: Executive

President and Chief Executive Officer of the Company since 2023. Prior to his role at Crane NXT, Mr. Saak served as President and CEO, Mobility Solutions at Vontier Corporation (a global technology leader serving the retail convenience market) from June 2022 to November 2022 and President of Gilbarco Veeder-Root, a subsidiary of Vontier Corporation, from February 2018 to June 2022.

Relevant Skills and Experience:

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Significant experience leading global, complex engineered technology businesses for world class industrial organizations
•
Extensive experience with strategic business development and execution, organically and through acquisitions
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Built strong teams with a high degree of ethics, integrity, collaboration, empowerment, and entrepreneurial spirit
•
Customer focused, process-driven, with a continuous improvement mindset, applying a metrics-oriented approach to driving business performance
•
Proven leader at driving successful profitable growth for all stakeholders

JOHN S. STROUP
Age: 58 Director Since: 2020	Committees: Executive (Chair); Management Organization and Compensation

Partner of Clayton, Dubilier & Rice (a global private equity manager that invests in and builds businesses) since 2024 and Operating Advisor of Clayton, Dubilier & Rice since 2021. Prior to his current role, Mr. Stroup was President, Chief Executive Officer, and a director of Belden Inc. (a global leader in signal transmission and security solutions) from 2005 to May 2020, Chairman from 2016 to 2020, and Executive Chairman from 2020 to May 2021. Mr. Stroup has served as a director of Resideo Technologies, Inc. since June 2024. Mr. Stroup has also served as a director of Barry-Wehmiller since 2008, Indicor since 2022 and SunSource since 2024. Mr. Stroup was a director of Tenneco Inc. from 2020 to 2022, Zurn Elkay Water Solutions Corporation from 2008 to May 2023, and Crane Company from April 2023 to July 2024.

Relevant Skills and Experience:

•
More than 35 years of experience in industrial manufacturing of highly engineered products and business strategy development
•
Proven leadership skills with over 15 years of experience as president, chief executive officer and director of a global leader in signal transmission and security solutions

10

Item 1: Election of Directors

JAMES L. L. TULLIS
Age: 76 Director Since: 1998	Committees: Nominating and Governance (Chair); Management Organization and Compensation

Chairman of Tullis Health Investors, LLC (venture capital investments in the health care industry) since 1988. Mr. Tullis has served as a director of Crane Company since April 2023 (Chairman of the Board from April 2023 to April 2024 and Lead Independent Director since April 2024). Mr. Tullis served as a director of Lord Abbett & Co. Mutual Funds from 2006 to December 2024 (Chairman from 2017 until December 2023), Alphatec Holdings, Inc. from 2018 to June 2024, Exagen Inc. from 2015 to June 2023, and electroCore, Inc. from 2018 to 2020.

Relevant Skills and Experience:

•
Executive leadership, financial and organizational expertise gained as chief executive officer of venture capital investment group
•
Significant experience and expertise in management, strategy and governance matters gained as director of several public and private companies, including serving as chairman and on the compensation, nominating and governance, audit and executive committees of public companies

11

Item 1: Election of Directors
Independent Status of Directors
Standards for Director Independence
The listing standards of the NYSE, as well as Crane NXT’s Corporate Governance Guidelines, require that a majority of the Board be comprised of independent directors. In order for a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with Crane NXT. The Board has adopted the standards set forth below in order to assist the Nominating and Governance Committee and the Board itself in making determinations of director independence. Any of the following relationships would preclude a director from qualifying as an independent director:
•
The director is or was an employee, or the director’s immediate family member is or was an executive officer, of Crane NXT other than as an interim Chairman or interim CEO, unless at least three years have passed since the end of such employment relationship.

•
The director is an employee, or the director’s immediate family member is an executive officer, of an organization (other than a charitable organization) that in any of the last three completed fiscal years made payments to, or received payments from, Crane NXT for property or services, if the amount of such payments exceeded the greater of $1 million or 2% of the other organization’s consolidated gross revenues.

•
The director has received, or the director’s immediate family member has received, direct compensation from Crane NXT, if the director is a member of the Audit Committee or the amount of such direct compensation received during any twelve-month period within the preceding three years has exceeded $120,000 per year, excluding (i) director and committee fees and pension and other forms of deferred compensation for prior services (so long as such compensation is not contingent in any way on continued service); (ii) compensation received as interim Chairman or CEO; or (iii) compensation received by an immediate family member for service as a non-executive employee of Crane NXT.

•
The director is a current partner of or employed by, or the director’s immediate family member is a current partner of, or an employee who personally works on the audit of Crane NXT at, a firm that is the internal or external auditor of Crane NXT, or the director was, or the director’s immediate family member was, within the last three years a partner or employee of such a firm and personally worked on the Crane NXT audit at that time.

•
The director is or was employed, or the director’s immediate family member is or was employed, as an executive officer of another organization, and any of Crane NXT’s present executive officers serves or served on that other organization’s compensation committee, unless at least three years have passed since the end of such service or the employment relationship.

•
The director is a member of a law firm, or a partner or executive officer of any investment banking firm, that has provided services to Crane NXT, if the director is a member of the Audit Committee or the fees paid in any of the last three completed fiscal years or anticipated for the current fiscal year exceed the greater of $1 million or 2% of such firm’s consolidated gross revenues.

The existence of any relationship of the type referred to above, but at a level lower than the thresholds referred to, does not, if entered into in the ordinary course of business, preclude a director from being independent. The Nominating and Governance Committee and the Board review all relevant facts and circumstances before concluding that a relationship is not material or that a director is independent. Specifically, the Committee’s evaluation process includes the review of (i) direct and indirect relationships between directors and the Company, (ii) a report of transactions with director affiliated entities, (iii) director responses to annual questionnaires, and (iv) Code of Business Conduct and Ethics compliance certifications.
Crane NXT’s Standards for Director Independence, along with its Corporate Governance Guidelines and Code of Business Conduct and Ethics, which apply to Crane NXT’s directors and to all officers and other employees, including our Chief Executive Officer, Chief Financial Officer and Controller, are available on our website at https://investors.cranenxt.com/governance. See “Code of Business Conduct and Ethics” below.

12

Item 1: Election of Directors
Independence of Directors
The Nominating and Governance Committee has reviewed whether any of the directors (other than Mr. Saak, who is the Company’s Chief Executive Officer, and therefore is not independent as a threshold matter) has any relationship that, in the opinion of the Committee, (i) is material (either directly or as a partner, stockholder, director, or officer of an organization that has a relationship with Crane NXT) and, as such, would be reasonably likely to interfere with the exercise by such person of independent judgment in carrying out the responsibilities of a director or (ii) would otherwise cause such person not to qualify as an “independent” director under the rules of the NYSE and, in the case of members of the Audit Committee and the Management Organization and Compensation Committee, the additional requirements under Sections 10A and 10C, respectively, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the associated rules. With regard to Mr. Tullis and Ms. McClain, both of whom also serve as directors of Crane Company, the Nominating and Governance Committee considered the payments made to the Company by, and the payments made by the Company to, Crane Company in 2024 for repayment of third party invoices paid by the other party and tax-related obligations under agreements entered into in connection with the separation transaction. Among other things, the Nominating and Governance Committee considered that those directors do not exert influence on the transactions, that such payments were on standard, previously negotiated terms that are consistent with such terms for similar spin-off transactions, and that such payments would not reasonably be expected to impact the directors’ exercise of his or her fiduciary duties or independent judgment. With regard to Ms. Joyce, who is Vice President, Google Threat Intelligence at Google LLC, the Nominating and Governance Committee considered the payments made to Google by the Company in 2024 of approximately $300,000 primarily for cybersecurity and marketing tools and services. Among other things, the Nominating and Governance Committee considered that Ms. Joyce does not exert influence on the transactions, the transactions are on standard, arms’ length terms, and that such payments would not reasonably be expected to impact Ms. Joyce’s exercise of her fiduciary duties or independent judgment. The Nominating and Governance Committee accordingly recommended that the Board determine that, other than Mr. Saak, all of Crane NXT’s current directors and all persons who served as a director of Crane NXT at any time during 2024 (other than Mr. Mitchell, the Company’s former CEO and who is no longer a director) are independent in accordance with the foregoing standards, and the Board reviewed and approved director independence based on the recommendation of the Nominating and Governance Committee.
Board Refreshment
Each director who has attained the age of at least 75 as of the record date for an annual meeting of stockholders is required to tender his or her resignation from the Board. The Corporate Governance Guidelines also require a director to tender his or her resignation from the Board if there is a significant change in his or her primary job responsibilities that could impact their ability to be an effective contributor to the Board. The Nominating and Governance Committee then makes a recommendation to the Board, based on a review of all the circumstances, whether the Board should accept the resignation or ask the director to continue on the Board. Mr. Tullis had attained the age of at least 75 as of the Record Date and, in accordance with the Company’s Director retirement policy, offered to resign. The Nominating and Governance Committee reviewed, in consultation with the Chairman of the Board and the CEO, Mr. Tullis’ suitability for continued service as a director and determined that his age will not impair his ability to be an effective contributor to the Board process. The Nominating and Governance Committee recommended that the Board reject Mr. Tullis’ offer to resign from the Board, and the Board rejected Mr. Tullis’ offer to resign.
The Nominating and Governance Committee will, from time to time, seek to identify potential candidates for director to sustain and enhance the composition of the Board with an appropriate balance of knowledge, experience, skills, expertise, and diversity of thought, ethnicity, and gender, to enable Crane NXT to formulate and implement its strategic plan. In its search process, the Committee will consider potential candidates proposed by other members of the Board, by management, or by stockholders, and the Committee has the sole authority to retain a search firm to assist in this process, at Crane NXT’s expense. The Committee’s evaluation process assesses candidates in accordance with the procedure, and based on the criteria, set forth in the Company’s Corporate Governance Guidelines. This process does not vary based on whether or not a prospective candidate is recommended by a stockholder.

13

Item 1: Election of Directors
Nominations by Stockholders
In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. A stockholder proposing to nominate a director must provide certain information about the nominating stockholder and the director nominee, including the required information set forth in our By-laws (as defined below). Such notice must also be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director, if elected. A complete description of the requirements relating to a stockholder nomination is set forth in our By-laws (as defined below).
Any stockholder recommendation for next year’s annual meeting, together with the information described above, must be sent to the Corporate Secretary at 950 Winter Street, 4th Floor North, Waltham, MA 02451 and, in order to allow for timely consideration, must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to May 22, 2026.
Majority Voting for Directors and Resignation Policy
Our By-laws provide that nominees for director must receive a majority of votes cast. Any director who fails to receive the required number of votes for re-election is required by our Corporate Governance Guidelines to tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Governance Committee. The Committee will consider such tendered resignation and make a recommendation to the Board concerning the acceptance or rejection of the resignation. In determining its recommendation to the Board, the Committee will consider all factors deemed relevant by the members of the Committee including, without limitation, the stated reason or reasons why stockholders voted against such director’s re-election, the qualifications of the director, and whether the director’s resignation from the Board would be in the best interests of the Company and its stockholders.
Board’s Role and Responsibilities
The Board is responsible for, and is committed to, overseeing the business and affairs of the Company and providing guidance for sound decision making, accountability and ethical professional conduct. It reviews the performance of our management and establishes guidelines and performance targets for our executive compensation program. The Board has adopted a comprehensive set of Corporate Governance Guidelines that set forth the Company’s governance philosophy, policies, and practices, and provide a framework for the conduct of the Board’s business.
Strategic Oversight
Our Board takes an active role in overseeing management’s formulation and implementation of its strategic plan. It receives an update on management’s strategic plan for the Company at every regularly scheduled Board meeting. The Board provides insight and feedback to senior management on the Company’s strategic direction. The Board also monitors and evaluates, with the assistance of the Chief Executive Officer, the Company’s strategic results, and approves all material capital allocation decisions.
Environmental, Social and Governance (“ESG”) Oversight
In accordance with our Corporate Governance Guidelines, ESG strategies and initiatives are overseen by the Board. Our Board takes an active role in its oversight by reviewing ESG matters relevant to the Company’s business, including environmental sustainability and corporate governance. At least annually, the Board receives a comprehensive review of the Company’s ESG program.
Risk Oversight
The Board recognizes its duty to assure itself that the Company has effective procedures for assessing and managing risks to the Company’s operations, financial position, and reputation, including compliance with applicable laws and regulations. The Board has charged the Audit Committee with responsibility for monitoring the Company’s processes and procedures for risk assessment, risk management, and compliance. Management briefs the Audit Committee at least

14

Item 1: Election of Directors
annually on the Company’s risk management practices and regularly reports to the Audit Committee on material litigation and regulatory and compliance matters. The Company’s independent auditors, Chief Financial Officer and Chief Audit Executive have regular independent communications with the Audit Committee. The Chair of the Audit Committee regularly reports to the Board on the Committee’s meetings and activities.
Management reports to the Board at each regularly scheduled meeting on operating results, pending and proposed acquisition and divestiture transactions (each of which must be approved by the Board before completion), and capital expenditures (material capital expenditures require Board approval).
In addition, the Management Organization and Compensation Committee of the Board has established a process to assess whether the Company’s compensation plans and practices could encourage executives to take risks that are reasonably likely to have a material adverse effect on the Company. The conclusions of this assessment are set forth in the Compensation Discussion and Analysis section under the heading “Compensation Risk Assessment”.
Coordination Among Board Committees Regarding Risk Oversight

AUDIT COMMITTEE	MANAGEMENT ORGANIZATION AND COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE
• Financial reporting risk • Legal and compliance risk • Selection, performance assessment and compensation of the independent auditor • Cyber/Information security risk • Fraud risk
•
Performance assessment and compensation of the CEO and other executive officers
•
Management succession planning and intellectual capital development
•
Risk review of compensation plans and practices
• Governance risk • Independence of directors • Board succession planning • Board and committee performance evaluation

Management Succession Planning and Intellectual Capital
We have a comprehensive Intellectual Capital (“IC”) process at Crane NXT that encompasses careful and rigorous talent selection, systematic training and personalized development, and an annual assessment of performance and potential. Our Board and the Management Organization and Compensation Committee oversee our human capital management and IC process. The Management Organization and Compensation Committee helps ensure that the Company’s management development and succession planning policies and procedures are sound and effective, evaluates the performance of the Chief Executive Officer and other members of senior management, and regularly reports its findings and recommendations to the Board. A key element of the IC process is the identification of management succession needs and opportunities, whether arising from natural career growth and development, voluntary turnover, retirements, or other causes. Such management succession planning forms part of our annual strategy review process for each of our businesses, and the senior management levels are reviewed with the Board annually. The Board’s oversight and involvement in the annual review of senior management level succession needs and opportunities promotes the identification and development of a pipeline of strong performance-focused senior leaders who possess diverse skills and talents.

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Item 1: Election of Directors
Stockholder Communications with Directors
The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member of the Board, any Board committee, or any Chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be sent to Crane NXT c/o Corporate Secretary, 950 Winter Street, 4th Floor North, Waltham, MA 02451. To communicate with any of our directors electronically, stockholders should use the following e-mail address: corpsec@cranenxt.com.
All communications received as set forth in the preceding paragraph will be opened by the office of the Corporate Secretary for the sole purpose of determining whether they contain a message to our directors. Any contents will be forwarded promptly to the addressee unless they are in the nature of advertising or promotion of a product or service, or are patently offensive or irrelevant. To the extent that the communication involves a request for information, such as an inquiry about Crane NXT or stock-related matters, the Corporate Secretary’s office may handle the inquiry directly. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the communication is addressed.
Board Structure
Board Leadership Structure
Our Corporate Governance Guidelines do not require that the roles of Chairman of the Board and Chief Executive Officer be held by different individuals because the Board believes that effective board leadership structure is highly dependent on the experience, skills, and personal interaction between persons in leadership roles and the needs of the Company at any particular time. These leadership roles are currently filled separately. Our Chairman of the Board is John S. Stroup, who is not an employee of the Company and who has extensive industry experience and public company board service. Our Chief Executive Officer is Aaron W. Saak. To assist in defining this leadership structure, the Board adopted a position description for the role of the non-employee Chairman of the Board, which is incorporated into our Corporate Governance Guidelines. The principal duties are as follows:
•	Provide leadership to the Board and ensure that each director is making an appropriate contribution;
•
Guide the Board’s discharge of its duties, including reviewing corporate strategy, monitoring risk management and compliance activities, and evaluating senior management performance and succession planning;

•	Maintain an effective relationship with the Chief Executive Officer and act as a liaison between the Chief Executive Officer and the Board;
•	Chair meetings of the Board and the annual meeting of stockholders;
•	Organize and approve the agendas for Board meetings based on input from directors and the Chief Executive Officer; and
•	Conduct an annual performance evaluation of the Board.
The Board will continue to monitor and assess its leadership structure to ensure it best serves the needs of the Company and its stockholders.

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Item 1: Election of Directors
Committees of the Board
The Board has established an Audit Committee, a Management Organization and Compensation Committee, a Nominating and Governance Committee, and an Executive Committee.
Audit Committee

Members The current members of the Audit Committee are Messrs. Dinkins (Chair), Grogan and Petratis and Ms. Joyce.
Roles and Responsibilities
The Audit Committee is the Board’s principal agent in fulfilling legal and fiduciary obligations with respect to matters involving Crane NXT’s accounting, auditing, financial reporting, internal control and legal compliance functions and conflicts of interest. The Audit Committee has the authority and responsibility for the appointment, retention, compensation, and oversight of our independent auditors.
Independence
All members of the Audit Committee meet the independence and expertise requirements of the NYSE, and all qualify as “independent” under the provisions of SEC Rule 10A-3. In addition, the Board has determined that each of Mr. Dinkins and Mr. Grogan is an “audit committee financial expert” as defined in regulations of the SEC. The Audit Committee met seven times in 2024. The Audit Committee’s report appears beginning on page 24.

Management Organization and Compensation Committee

Members
The current members of the Management Organization and Compensation Committee are Mses. McClain (Chair) and Kogl and Messrs. Stroup and Tullis.
Roles and Responsibilities
The duties of the Management Organization and Compensation Committee include (i) evaluating the Chief Executive Officer’s performance and recommending his or her compensation to the Board, (ii) approving compensation for other executive officers and reviewing the compensation of other officers and business unit presidents, (iii) administering the Company’s annual incentive and stock-based compensation plans, including the clawback policy, (iv) reviewing significant changes to compensation policies, benefit plans and change-in-control arrangements, (v) overseeing director compensation, (vi) evaluating the alignment of compensation practices with risk management, (vii) reviewing management development and succession planning, including emergency Chief Executive Officer succession, (viii) preparing required proxy statement disclosures and (ix) periodically reviewing its charter.
Independence
All members of the Management Organization and Compensation Committee meet the independence requirements of the NYSE. The Management Organization and Compensation Committee met five times in 2024. The Management Organization and Compensation Committee’s report appears on page 40.

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Item 1: Election of Directors
Nominating and Governance Committee

Members
The current members of the Nominating and Governance Committee are Messrs. Tullis (Chair) and Dinkins and Mses. Kogl and McClain.
Roles and Responsibilities
The duties of the Nominating and Governance Committee include developing criteria for selection of directors, identifying potential candidates for service as directors, overseeing policies regarding tenure of service and retirement for members of the Board, and overseeing corporate governance matters, including director independence.
Independence
All members of the Nominating and Governance Committee meet the independence requirements of the NYSE. The Nominating and Governance Committee met four times in 2024.

Executive Committee

Members
The current members of the Executive Committee are Messrs. Stroup (Chair), Dinkins and Saak.
Roles and Responsibilities
The duties of the Executive Committee include meeting when a quorum of the full Board cannot be readily convened to exercise any of the powers of the Board, except for approving an amendment of the Certificate of Incorporation or By-laws, adopting an agreement of merger or sale of all or substantially all of Crane NXT’s assets or dissolution of Crane NXT, filling vacancies on the Board or any committee thereof, or electing or removing officers. The Executive Committee did not hold any meetings during 2024.

Executive Sessions of Non-Management Directors
Crane NXT’s Corporate Governance Guidelines require our non-management directors to meet in executive session without management on a regularly scheduled basis, but not less than two times a year. The Chairman of the Board presides at executive sessions, unless he or she is a member of management, in which case the presiding person at executive sessions rotates on an annual basis among the Chairs of the Nominating and Governance Committee, the Audit Committee, and the Management Organization and Compensation Committee. If the designated person is not available to chair an executive session, then the non-management directors select a non-management director to preside. All regularly scheduled meetings of the Board during 2024 included executive sessions without management present and were presided over by John S. Stroup, Chairman of the Board.
Board Meetings and Attendance
The Board met six times during 2024. Each director attended at least 75% of the aggregate number of meetings of the Board (held during the period in which they were a director) and the committees of the Board on which they served (held during the periods that they served). In addition, it is Crane NXT’s policy that each of our directors attend our annual meetings. All then serving members of the Board were present at the 2024 annual meeting, except for Max Mitchell whose service as a director ceased on the date of the 2024 annual meeting.
Board Processes
Board and Committee Evaluation Process
Board and committee evaluations play a critical role in ensuring the effective functioning of the Board. The Nominating and Governance Committee, in consultation with the Chairman of the Board, is charged with facilitating an annual self-assessment of the Board’s performance, as well as an annual self-assessment undertaken by each committee of the

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Item 1: Election of Directors
Board. The multistep evaluation process begins with a questionnaire, and includes discussions between the Chairman and Board members, and discussions between Committee Chairs and the members of their respective committee. The results are provided to the full Board, and the Board’s policies and practices are updated as appropriate to reflect director feedback.
Code of Business Conduct and Ethics
Crane NXT is committed to conducting its business in compliance with all applicable laws, rules and regulations and in accordance with the highest standards of business ethics. Accordingly, the directors, officers and all Company employees are required to act in accordance with Crane NXT’s Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics covers many areas of professional ethical conduct, including the protection and proper use of Company assets, confidentiality, conflicts of interest, compliance with laws and fair dealing with competitors, employees and other Company stakeholders. A copy of the Code of Business Conduct and Ethics is available on our website at https://investors.cranenxt.com/governance.
Conflicts of Interest; Transactions with Related Persons
Crane NXT has established two written conflicts of interest policies: one for all officers and salaried employees and one covering non-employee directors. Those who are subject to the policies are required to disclose to the General Counsel in writing each outside relationship, activity, and interest that creates a potential conflict of interest, including prior disclosure of transactions with third parties. The General Counsel will determine whether the matter constitutes an impermissible conflict of interest, and may, in his or her discretion, refer the question to the Audit Committee, which is responsible for reviewing significant conflicts of interest involving directors or executive officers and/or the Nominating and Governance Committee, which is responsible for reviewing director nominee independence requirements. The respective Committees will review the facts and make a recommendation to the Board. All directors, executive officers, and other salaried employees are required to certify in writing each year whether they are personally in compliance with the applicable conflicts of interest policy and if they have knowledge of any other person’s failure to comply. In addition, each director and executive officer is required to complete an annual questionnaire to determine if the Company is party to any transactions above a stated amount in which a director or officer or any member of his or her family has a direct or indirect material interest. The Board is of the opinion that these procedures in the aggregate are sufficient to capture any “Transactions with Related Persons” that would be required to be disclosed under applicable SEC rules.
In 2024, Crane NXT paid approximately $5.2 million to, and received approximately $1.5 million from, Crane Company, where Mr. Tullis and Ms. McClain are directors and Mr. Stroup was a director until July 2024. Mr. Mitchell was a director of the Company until May 2024 and presently is the President and CEO of Crane Company. These transactions involved repayment for third party invoices paid by the other party and tax-related obligations, under the Separation and Distribution Agreement and the Tax Matters Agreement, each entered into between Crane NXT and Crane Company in connection with the separation transaction on April 3, 2023. These amounts in the aggregate constitute approximately 0.5% of Crane NXT’s gross revenue for 2024.
Company Policy Regarding Hedging Transactions
Crane NXT’s Policy on Trading in Company Securities prohibits members of the Board of Directors, executive officers, and certain other employees designated as “Employee Insiders” (generally, employees involved in compiling or having access to monthly operating forecasts or other Company-wide financial information) from engaging in any hedging transactions involving Company securities. The policy applies to any transaction that allows the individual to continue to own the covered securities, but without the full risks and rewards of ownership, such as zero-cost collars and forward sale contracts. The policy applies to any Company securities owned by the individual, whether acquired through equity compensation awards or otherwise.
Insider Trading Policies and Procedures
We maintain insider trading policies and procedures governing the purchase, sale, and other dispositions of Company securities that are applicable to the Company itself, all of our directors, officers and employees, all contractors of the Company and all members of their immediate families and households. Our insider trading policies and procedures are designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards.

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Item 1: Election of Directors
Corporate Governance Documents
The Board has adopted Corporate Governance Guidelines which reflect the Board’s commitment to monitor the effectiveness of policymaking and decision-making at both the Board and management levels, with a view to enhancing long-term stockholder value. The Corporate Governance Guidelines are available on our website at https://investors.cranenxt.com/governance. Copies of the charters of the Board committees are available on our website at https://investors.cranenxt.com/CharterAudit; https://investors.cranenxt.com/CharterCompensation; and https://investors.cranenxt.com/CharterNominating.
Compensation of Directors
The members of the Board, other than Mr. Saak (who does not receive compensation for his service as a director), receive the following compensation:
•
A retainer of $235,000 per year, payable $90,000 in cash and $145,000 in the form of Deferred Stock Units (“DSUs”) of equivalent value, as described below. A director may also elect to receive up to 100% of the cash retainer in DSUs or in fully vested shares of Crane NXT stock;

•	An incremental retainer of $130,000 per year for the non-employee Chairman of the Board, payable in cash (or up to 100% in DSUs or fully vested shares, at the election of the Chairman);
•
A retainer of $25,000 per year for the Chair of the Audit Committee; $20,000 per year for the Chair of the Management Organization and Compensation Committee; and $17,500 per year for the Chair of the Nominating and Governance Committee, in each case, payable in cash; and

•
A retainer of $10,000 per year for each member of the Audit Committee other than the Chair; $7,500 per year for each member of the Management Organization and Compensation Committee and the Nominating and Governance Committee other than the Chair; and $2,000 per year for each member of the Executive Committee other than the Chief Executive Officer, in each case, payable in cash.

DSUs are issued to non-employee directors each year, generally as of the date of the annual meeting and pro rata if necessary; are forfeitable if the director ceases to remain a director until Crane NXT’s next annual meeting, except in the case of death, disability, or change in control; and entitle the director to receive an equivalent number of shares of Crane NXT stock, plus accumulated dividends, upon the director’s ceasing to be a member of the Board. The DSUs issued in 2024 are disclosed below.
No meeting fees will be paid unless the total number of meetings between Annual Meetings exceeds three more than the regularly scheduled meetings of the Board and the relevant committees. No meeting fees were paid in 2024.
The Management Organization and Compensation Committee is responsible for reviewing and recommending to the Board any revisions to our director compensation program. In 2024, the Management Organization and Compensation Committee reviewed and considered the results of an independent analysis completed by Frederic W. Cook & Co., Inc. (“FW Cook”). As part of this analysis, FW Cook reviewed non-employee director compensation trends and data from the compensation peer group companies listed in the Compensation Consultant and Market Data section below (as modified in 2024 by the removal of Altra Industrial Motion Corp. and Diebold Nixdorf, Inc. and the addition of Novanta Inc. and Sensata Technologies Holding plc). Following such review and consideration, the Committee recommended no changes to the director compensation program for 2025, and the Board approved the Committee’s recommendation.
Stock Ownership and Stock Ownership Guidelines for Directors
The Board has adopted stock ownership guidelines that require each director to hold shares of Crane NXT stock having a fair market value not less than five times the cash portion of the annual retainer for directors (currently $90,000). A director must have attained this ownership level by the fifth anniversary of his or her first election as a director. Vested and unvested DSUs count towards ownership. As of the Record Date, all directors were in compliance with our stock ownership guidelines.

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Item 1: Election of Directors
Limit on Non-Management Director Compensation
Pursuant to the Crane NXT shareholder-approved Stock Incentive Plan (as defined below), the combined value of cash compensation and equity awards (based on their grant date fair value) awarded to any non-management director in a calendar year may not exceed $750,000 or, in the case of the Chair of the Board, $1 million. The Board is permitted under the terms of such plan to make exceptions to this limit in extraordinary circumstances, provided that any director receiving additional compensation is recused from the decision-making process.
Director Compensation in 2024
The following table shows the 2024 compensation of all directors. In accordance with SEC regulations, the table excludes Mr. Saak, whose compensation is shown in the 2024 Summary Compensation Table below and who did not receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
M. Dinkins	124,500	144,902	269,402
W. Grogan	100,000	144,902	244,902
S. Joyce	74,725	164,470	239,195
C. Kogl	50,357	234,879	285,236
E. McClain	99,500	162,946	262,446
M. Mitchell(2)	38,571	0	38,571
D. D. Petratis	45,357	234,879	280,236
J. S. Stroup	206,918	274,869	481,787
J. L. L. Tullis	115,000	144,902	259,902
(1)
Amounts in this column reflect the aggregate grant date fair value of the DSUs granted to our non-employee directors during fiscal 2024 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of each DSU as of the relevant grant date is indicated below. The DSUs are granted annually at the time of the Annual Meeting. The assumptions on which this valuation is based are set forth in Note 8 to the audited financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2025. The awards were as follows:

•
2,377 DSUs to each of Messrs. Dinkins, Grogan, and Tullis; 2,698 DSUs to Ms. Joyce; 3,853 DSUs to each of Ms. Kogl and Mr. Petratis; 4,509 DSUs to Mr. Stroup; and 2,673 DSUs to Ms. McClain, in each case on May 23, 2024 with a grant date fair value per DSU of $60.96.

(2)
Effective as of the conclusion of the 2024 Annual Meeting of Stockholders on May 23, 2024, Mr. Mitchell was no longer a director of Crane NXT. As DSUs are granted annually at the time of the Annual Meeting for the upcoming year, Mr. Mitchell did not receive DSUs from Crane NXT in 2024.

(3)
As of December 31, 2024, each individual named in the table held DSU awards which, upon settlement, would entitle the individual to the following aggregate number of shares payable by the Company subject to outstanding unvested DSU awards: 2,396 for Mr. Dinkins; 2,396 for Mr. Grogan; 2,720 for Ms. Joyce; 3,844 for Ms. Kogl; 0 for Mr. Mitchell; 2,695 for Ms. McClain; 3,884 for Mr. Petratis; 4,546 for Mr. Stroup; and 2,396 for Mr. Tullis.

21

ITEM 2: RATIFICATION OF THE SELECTION OF AUDITORS

PROPOSAL 2 The Board recommends voting FOR the Ratification of the Selection of Deloitte & Touche LLP as the Company’s independent auditors for 2025

The Board proposes and recommends that the stockholders ratify the Audit Committee’s selection of the firm of Deloitte & Touche LLP as independent auditors for Crane NXT, Co. for 2025. Deloitte & Touche LLP has been the Company’s independent auditor since 2022. Although ratification of this selection is not required by law, the Board believes ratification is desirable as a matter of good corporate governance. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment of Deloitte & Touche LLP as the Company’s independent auditor. We expect that representatives of Deloitte & Touche LLP will attend the Annual Meeting, where they will have an opportunity to make a statement if they wish to do so and to respond to appropriate questions.
Unless otherwise directed by the stockholders, proxies that are properly executed and returned or submitted electronically will be voted for approval of the ratification of Deloitte & Touche LLP to audit our consolidated financial statements for 2025.
Selection and Evaluation of Auditors
The Audit Committee (the “Committee”) is responsible to select, in its sole discretion, the firm of independent auditors to audit the Company’s financial statements for each fiscal year. The Committee is also responsible for the appointment, compensation and retention of the independent auditors, oversight of the work of the independent auditors, including resolution of any disagreements that arise between management and the auditor regarding financial reporting, and evaluation of the performance of the independent auditors. The independent auditors report directly to the Audit Committee.
Principal Accounting Firm Fees
Set forth below is a summary of the fees for the years ended December 31, 2024 and 2023 to the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

	2024	2023
	(in thousands)
Audit fees(a)	$3,894	$3,473
Audit-related fees(b)	$112	$13
Tax fees(c)	$257	$299
All other fees(d)	$2	$3
Total	$4,265	$3,788
(a)
Audit fees include (i) reviews of the Company's quarterly and annual financial statements; (ii) Sarbanes-Oxley Act, Section 404 attestation matters; and (iii) statutory and regulatory audits, comfort letters, consents and other services related to SEC matters.

(b)	Audit-related services consisted of: (i) benefit plan audits; (ii) agreed-upon procedures reports; and (iii) financial accounting and reporting consultations.
(c)
Fees for tax compliance services totaled (in thousands) $249 and $289 in 2024 and 2023, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred, to document, compute, and obtain government approval for amounts to be included in tax filings. Fees for tax planning and advice services totaled (in thousands) $8 and $10 in 2024 and 2023, respectively.

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Item 2: Ratification of the Selection of Auditors
(d)	Fees for all other services billed consisted of fees for software licenses.

	2024	2023
Ratio of tax planning and advice fees and all other fees to audit fees, audit-related fees, and tax compliance fees	0%	0%
Percentage of non-audit services approved by the Audit Committee	100%	100%
Pre-Approval Policy and Procedures
SEC rules under the Sarbanes-Oxley Act of 2002 prohibit independent auditors of public companies from providing certain non-audit services, and require that other non-audit services be approved by the Audit Committee. The Company’s policy implementing this requirement has been in place since January 2003 and:
•	specifies certain types of services that our independent auditors are prohibited from performing;
•	requires that management prepare a budget for non-prohibited services at the beginning of each fiscal year, and present the budget to the Audit Committee for their approval; and
•	requires that any expenditure outside of the budget also be approved by the Audit Committee in advance.

23

Report of the Audit Committee
In accordance with its written charter adopted by the Board, the Audit Committee (the “Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of Crane NXT. All the members of the Committee qualify as “independent” under the provisions of Section 10A of the Exchange Act and the rules of the SEC thereunder.
The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. We rely without independent verification on the information provided to us and on the representations made by management and the independent auditors. We serve in an oversight capacity and are not intended to be part of the Company’s operational or managerial decision-making process. The Company’s management is responsible for the preparation, integrity and fair presentation of information in the Company’s consolidated financial statements, the financial reporting process and internal control over financial reporting. Deloitte & Touche LLP, the Company’s independent auditors, is responsible for auditing the Company’s consolidated financial statements and internal control over financial reporting. Our principal purpose is to monitor these processes. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are complete and accurate and are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are in fact “independent.” Additionally, while we are responsible for reviewing the Company’s policies and practices with respect to risk assessment and management, it is the responsibility of the Chief Executive Officer and senior management to determine the appropriate level of the Company’s exposure to risk.
In discharging its oversight responsibility as to the audit process, the Committee:
•
received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Committee concerning independence;

•
discussed with the independent auditors their independence, and any activities that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors’ independence;

•	received a report on the quality control procedures of the independent auditors;
•	received and discussed a report on critical audit matters;
•
discussed with management, the internal auditors, and the independent auditors the quality and adequacy of the Company’s internal controls, with particular focus on compliance with Section 404 of the Sarbanes-Oxley Act of 2002, as well as the internal audit function’s organization, responsibilities, budget, and staffing;

•	reviewed with the independent auditors and the internal auditors their respective audit plans and audit scope;
•	reviewed with management the risk assessment and risk management procedures of the Company, including cybersecurity risk, as well as the procedures and findings of the Company’s compliance program;
•	discussed the results of the internal audit examinations;
•	discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•	discussed and reviewed, both with and without members of management present, the independent auditors’ examination of the financial statements.
The Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2024, with management and the independent auditors. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, its internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

24

Based on the above-mentioned review and discussions with the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
The Committee approved a policy regarding services by the Company’s independent auditors, effective January 1, 2003. Under this policy, the independent auditors are prohibited from performing certain services in accordance with Section 202 of the Sarbanes-Oxley Act of 2002. With respect to non-prohibited services to be provided by the independent auditors, the policy requires that a budget for such services be prepared by management and approved by the Committee at the beginning of each fiscal year, and any expenditure outside of the budget must also be approved by the Committee in advance. Pursuant to this policy, the Committee reviewed and approved the budget for the audit and other services to be provided by Deloitte & Touche LLP in 2025. The Committee also approved the reappointment of Deloitte & Touche LLP to serve as independent auditors; the Board concurred in such appointment and directed that this action be presented to stockholders for ratification.
Submitted by:
The Audit Committee of the
Board of Directors of Crane NXT, Co.
on February 19, 2025
Michael Dinkins, Chair
William Grogan
Sandra Joyce
David D. Petratis
Incorporation by Reference. The Audit Committee Report in this Proxy Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, and shall not be deemed filed under those Acts, except to the extent that the Company specifically incorporates any such matter in a filed document by reference.

25

ITEM 3: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

PROPOSAL 3 The Board recommends voting FOR the Advisory Vote to Approve the Compensation of our Named Executive Officers

As required by SEC rules, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed in the “Compensation Discussion and Analysis”, the compensation tables and the related narratives below. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this proxy statement. Based on the recommendation of stockholders at the Company’s 2023 annual meeting of stockholders, and the Board’s consideration of that recommendation, the Company has determined that it will hold a non-binding advisory vote to approve the compensation paid by the Company to its NEOs every year. The next stockholder vote to recommend the frequency of such votes is anticipated to be the Company’s 2029 annual meeting of stockholders. The Say-on-Pay vote is advisory, and therefore is not binding on us, our Management Organization and Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Management Organization and Compensation Committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Management Organization and Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will endeavor to engage with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns. The Management Organization and Compensation Committee will evaluate whether any actions are necessary to address those concerns.
We believe that the compensation of our NEOs is:
•	closely linked to the performance of the Company as a whole and the individual executive;
•	aligned with the Company’s annual operating plan and long-term strategic plans and objectives;
•	attractive in the markets in which we compete for executive talent; and
•	structured to reward actions in accordance with the Company’s values and standards and to discourage the taking of inappropriate risks.
We recommend that our stockholders vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
Unless otherwise directed by the stockholders, proxies that are properly executed and returned will be voted for the resolution. Abstentions and broker non-votes will not count as votes for or against the proposal and will not be included in calculating the number of votes in favor of the proposal.

26

COMPENSATION DISCUSSION AND ANALYSIS

This section of the Proxy Statement explains how, under the guidance of our Management Organization and Compensation Committee (the “Committee” or “Compensation Committee”), our executive compensation program is designed and operated with respect to our “named executive officers” or “NEOs,” whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement. Pursuant to SEC regulations, for 2024, our NEOs include the executive officers listed below. Mr. Gallo ceased to be an executive officer on October 1, 2024 when, ahead of his February 2025 retirement, he transitioned leadership of the Company’s Crane Payment Innovations (“CPI”) business to the new President of CPI, Mr. Mahan. From October 1, 2024 through his retirement on February 28, 2025, Mr. Gallo remained with the Company to support a seamless leadership transition to Mr. Mahan. Ms. Kartono departed from her position with the Company on March 1, 2025 and will cease to be an employee effective April 25, 2025.

Aaron W. Saak	President and Chief Executive Officer
Christina Cristiano	Senior Vice President and Chief Financial Officer
Kurt F. Gallo	Senior Vice President, effective until February 28, 2025
Paul G. Igoe	Senior Vice President, General Counsel and Secretary
Jennifer Kartono	Senior Vice President and Chief Human Resources Officer, effective until March 1, 2025
Samuel Keayes	Senior Vice President, Security and Authentication Technologies, effective as of May 3, 2024
This Compensation Discussion and Analysis summarizes the compensation of the Company’s NEOs in 2024. Mr. Keayes is employed in the United Kingdom and receives his compensation in GBP. Amounts in this Compensation Discussion and Analysis have been converted to USD using an exchange rate of 1.2521 USD to 1 GBP for 2024 (as of December 31, 2024), and a rate of 1.2732 USD to 1 GBP for 2023 (as of December 31, 2023).
Compensation Principles
We believe that executive officer compensation should be directly linked to performance and highly correlated to stockholder value. The principles that guide our compensation decisions include:
•	Performance, including overall performance of the Company, performance of the executive’s business unit, as applicable, and individual performance;
•	Alignment with our annual operating plan and longer-term strategic plans and objectives to build sustainable success and value for the Company and for our stockholders;
•	Competitiveness given relevant and appropriate market conditions to attract, motivate and retain highly qualified executives; and
•
Consistency with high standards of corporate governance to avoid encouraging executives to take risks that are reasonably likely to have a material adverse effect on the Company or to behave in ways that are inconsistent with the Company’s objectives, values, and standards of behavior.

We also believe that it is important for our NEOs to have an ongoing long-term investment in the Company as outlined below under “Stock Ownership Guidelines”.
We design our performance-based incentive compensation so that variation in performance will result in meaningful variation in the earned compensation paid to our NEOs. Thus, actual compensation amounts will vary above or below targeted levels depending on the Company’s performance.

27

Compensation Discussion and Analysis
Elements of Compensation and 2024 Decisions
The following table summarizes the major elements of our NEO compensation program.

Compensation Element	Principal Objectives	Key Characteristics
Base Salary	To provide a fixed amount for performing the duties and responsibilities of the position	• Determined based on overall performance, level of responsibility, competitive compensation data, and comparison to other Company executives
Annual Incentive Plan	To motivate NEOs to achieve annual financial performance goals	• Payment based on achievement of Company-wide or business unit performance goals, as applicable, relative to annual pre-established targets
Performance-Based Restricted Share Units (PRSUs)*	To motivate NEOs to drive long-term stockholder value creation
•
Number of shares actually earned based on relative TSR over three-year performance period versus the S&P Midcap 400 Capital Goods Index constituents (capped at target if absolute TSR is negative and maximum value capped at four times the original grant value based on target performance and using the 20-day average closing price of the Company’s stock for the twenty trading days immediately prior to the start of the performance period)
•
Value realized varies with Company stock price performance

Stock Options	To attract and retain NEOs and align their interests with long-term stockholder interests	• Grants vest over four years • Value realized dependent on Company stock price appreciation
Time-Based Restricted Share Units (TRSUs)*	To retain NEOs and drive long-term stockholder value creation	• Grants vest over four years • Value realized varies with Company stock price performance

*	PRSUs and TRSUs may be collectively referred to in this Proxy Statement as “RSUs.”
Base Salary
Base salary is fixed compensation paid to each executive for performing normal duties and responsibilities. We determine base salary at the date of hire based on competitive market data, current salary levels within the Company, and the salary level needed to attract the particular executive. For continuing executives, we review and determine base salary annually based on the executive’s overall performance, competitive compensation data, level of responsibility, and comparison to other Company executives.
Base salaries for the NEOs were increased in early 2024 in connection with annual merit increases and to remain within a competitive range of median compensation levels in competitive market data provided by the Committee’s independent compensation consultant, FW Cook. The following table lists the annual base salaries as of the end of fiscal years 2023 and 2024 for each NEO:

NEO	2023 Base Salary ($)	2024 Base Salary ($)	Percentage Increase
A. Saak	800,000	850,000	6%
C. Cristiano	450,000	470,000	4%
K. Gallo	547,190	566,000	3%
P. Igoe	475,000	492,000	4%
J. Kartono	425,000	440,000	4%
S. Keayes(1)	440,001	496,736	13%
(1)	Mr. Keayes’s salary was increased in 2024 in connection with his promotion to Senior Vice President, Security and Authentication Technologies.

28

Compensation Discussion and Analysis
Annual Incentive Compensation
We pay our NEOs cash bonuses based on the attainment of Company performance goals established near the beginning of the year. Near the beginning of 2024, the Committee (or the Board in the case of the Chief Executive Officer) approved a target bonus for each NEO, expressed as a percentage of base salary. Target bonus percentages for all NEOs, except Ms. Cristiano, were unchanged from 2023. Ms. Cristiano’s target bonus percentage was increased from 70% to 80% in 2024 to better align her target bonus opportunity to a competitive range of median compensation levels for Chief Financial Officers of comparably sized companies. Cash incentives are used to motivate and reward achievement of corporate performance objectives which are strategically aligned with enhancing stockholder value.
Early in the year, the Committee establishes and approves the annual target bonus objectives and award opportunities for each of our NEOs, subject to review and approval by the Board in the case of the Chief Executive Officer. In making determinations about setting performance targets, the Committee considers a variety of factors including financial elements of the annual operating plan, comparison to prior year results, the general business outlook for the coming year, the opinions of analysts who follow the Company, and comparison to market data.
Our Chief Executive Officer and other officers participate in the discussions regarding annual incentive objectives so they can provide their input and understand the expectations of each incentive plan component. Each participating executive receives a confirmation of his or her annual bonus objectives and payout range after it has been approved by the Committee (or the Board in the case of the Chief Executive Officer).
Performance metrics for 2024 consisted of revenue, adjusted operating profit and adjusted free cash flow, weighted 25% / 50% / 25% respectively, for all NEOs. These performance metrics reflect a change from the 2023 metrics. In 2023, Corporate performance metrics were adjusted EPS and adjusted free cash flow, weighted 75% / 25%, respectively, and 2023 business unit performance metrics were adjusted operating profit and adjusted free cash flow, weighted 70% / 30%, respectively. At the end of 2023, the Committee decided to add a revenue metric to align with the Company’s strategy to accelerate revenue growth and to align with the Company’s peer group practice. At the same time, for the Corporate performance metrics, the Committee replaced adjusted EPS with adjusted operating profit to align the Corporate performance metrics with the business unit performance metrics and to align with the Company’s peer group practice of utilizing operating profit as a core metric.
For each performance metric, the Committee set threshold, target and maximum performance levels based on the Company’s 2024 operating plan, so that actual payouts could range from 0% to 200% of the target award amounts, with linear interpolation between levels. In February 2024, the Committee established performance metric targets and payout ranges. For our Corporate performance metrics, actual performance compared to annual incentive objectives for the NEOs (other than Mr. Keayes) were as follows:

Corporate Objectives	Threshold (0% payout) ($)	Target (100% payout) ($)	Maximum (200% payout) ($)	Actual* ($)	Performance relative to Target Range	Weight	Calculated Payout (%)
Revenue	1,287.4M	1,430.5M	1,573.6M	1,401.4M	79.6%	25%	19.9%
Adjusted operating profit**	283.5M	354.4M	425.3M	347.3M	91.4%	50%	45.7%
Adjusted free cash flow**	170.1M	243.1M	316.0M	209.5M	64.2%	25%	16.1%
Weighted payout %							81.7%
Totals may not sum due to rounding.
*
Revenue, adjusted operating profit and adjusted free cash flow for 2024 bonus calculation purposes under the 2024 Annual Incentive Plan exclude all revenue earned, costs incurred and free cash flow generated by OpSec Security, which we acquired in May 2024, as well as Corporate costs related to the acquisition.

**
Adjusted operating profit and adjusted free cash flow are non-GAAP metrics. See “Non-GAAP Information” section below for a description of how these metrics are calculated. As described in more detail thereunder, in addition to the exclusion of OpSec Security and Corporate costs related to the acquisition, these metrics were further adjusted by the Committee for special, one-time items, none of which were recurring in nature, for 2024 bonus calculation purposes under the 2024 Annual Incentive Plan, which adjustments may in some cases differ from the adjustments made for financial reporting purposes.

29

Compensation Discussion and Analysis
For our Crane Currency metrics, actual performance compared to annual incentive objectives for Mr. Keayes were as follows:

Crane Currency Objectives	Threshold (0% payout) ($)	Target (100% payout) ($)	Maximum (200% payout) ($)	Actual ($)	Performance relative to Target Range	Weight	Calculated Payout (%)
Revenue	475.1M	527.9M	580.7M	528.1M	100.4%	25%	25.1%
Adjusted operating profit*	104.9M	131.1M	157.3M	137.1M	123.1%	50%	61.5%
Adjusted free cash flow*	68.9M	98.5M	128.0M	64.7M	0%	25%	0%
Weighted payout %							86.6%
Totals may not sum due to rounding.
*
Adjusted operating profit and adjusted free cash flow are non-GAAP metrics. See “Non-GAAP Information” section below for a description of how these metrics are calculated. As described in more detail thereunder, in addition to the exclusion of OpSec Security and Corporate costs related to the acquisition, these metrics were further adjusted by the Committee for special, one-time items, none of which were recurring in nature, for 2024 bonus calculation purposes under the 2024 Annual Incentive Plan, which adjustments may in some cases differ from the adjustments made for financial reporting purposes.

In February 2025, the Committee reviewed management’s reports on the performance of the Company in 2024 against the relevant bonus objectives. The calculations resulted in a Corporate payout percentage of 81.7% of target for the NEOs (other than Mr. Keayes) and, with respect to Mr. Keayes, a Crane Currency payout percentage of 86.6% of target. The approved payout percentages and cash bonuses for our NEOs for 2024 are as follows:

Named Executive Officer	Bonus Target (% of Salary)	Bonus Target ($)	Payout (%)	Bonus Paid ($)
A. W. Saak	100%	850,000	81.7	694,450
C. Cristiano	80%	376,000	81.7	307,192
K. F. Gallo	70%	396,200	81.7	323,696
P. G. Igoe	70%	344,400	81.7	281,375
J. Kartono	70%	308,000	81.7	251,636
S. Keayes	70%	347,715	86.6	301,121
Long-Term Equity Incentive Compensation
The Company’s 2018 Amended and Restated Stock Incentive Plan (the “Stock Incentive Plan”) is used to provide long-term incentive compensation through stock options and PRSUs, as well as retention of employees through TRSUs. We believe that employees who own Crane NXT stock are more motivated to create stockholder value.
The Committee determined an overall target dollar value for long-term equity incentive awards for each NEO. In determining these amounts, the Committee considered the competitive market data compiled by FW Cook, Company and individual performance in 2023, and our historical grant practices, including the number of shares and the fair market value of the stock. The Committee then allocated the total target dollar amount among the applicable award types as follows: for our Chief Executive Officer (Mr. Saak), 55% as PRSUs, 25% as stock options, and 20% TRSUs; and for each of the other NEOs, 50% as PRSUs, 25% as stock options, and 25% as TRSUs. To determine the target number of PRSUs and the number of stock options and TRSUs, the Committee divided the applicable dollar amount by the closing price of our common stock for the PRSUs and TRSUs and by the Black-Scholes accounting value for the stock options (rounded in each case to the nearest whole share) on the date the awards were granted.

30

Compensation Discussion and Analysis
The table below sets forth, for each of our NEOs, the dollar value used by the Committee and resulting number of shares for the awards.

Named Executive Officer	2024 Long-Term Incentive Grants
	Stock Options		PRSUs (at target)		TRSUs		LTI Total (at target) ($)
	$	#	$	#	$	#
A. W. Saak	1,125,000	46,088	2,475,000	42,672	900,000	15,517	4,500,000
C. Cristiano	237,500	9,730	475,000	8,190	237,500	4,095	950,000
K. F. Gallo	162,500	6,657	325,000	5,603	162,500	2,802	650,000
P. G. Igoe	200,000	8,193	400,000	6,897	200,000	3,448	800,000
J. Kartono	137,500	5,633	275,000	4,741	137,500	2,371	550,000
S. Keayes(1)	112,500	4,609	225,000	3,879	112,500	1,940	450,000
(1)
Mr. Keayes was promoted after the 2024 annual grant date. As a result, his annual long-term equity incentive awards were based on his pre-promotion salary. Therefore, Mr. Keayes received a one-time award of $200,000 in TRSUs at the time of his promotion to bring him within a competitive range of median compensation levels for similar roles and to establish internal equity alignment. This award is not reflected in the table above.

The values of the PRSUs reflected in the Summary Compensation Table are different from, and higher than, the intended values reflected in the table above. This is because the values reported in the Summary Compensation Table are valued under accounting rules intended to capture the “grant date fair value” of the PRSUs for accounting purposes using a “Monte Carlo” valuation methodology, which is influenced by numerous factors, including interest rates and stock volatility. This “grant date fair value” is used to expense the PRSUs under relevant accounting rules. We believe that the intended values of the PRSUs reflected in the table above are a more accurate representation of the values intended to be delivered to our NEOs.
PRSU Awards – 3-Year Performance Period Based on Relative TSR
Fiscal 2024 PRSU Awards. The Committee grants to NEOs and other senior executives PRSUs with three-year performance vesting conditions based on relative total stockholder return (“TSR”) as described below, thus directly linking this form of stock-based compensation to returns received by our stockholders relative to comparator industrial technology companies.

Performance Level	PRSU Grants
	CXT Relative TSR	Shares Earned % of Target
Below Threshold	<25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Maximum	≥75th percentile	200%

The vesting of PRSUs awarded in February 2024 is based on a relative measurement of TSR for the Company from January 1, 2024 through December 31, 2026, compared to TSRs of the other companies in the S&P Midcap 400 Capital Goods Group. The Committee determined that the use of the S&P Midcap 400 Capital Goods Group (the comparator group), which is larger than the peer group discussed below used to benchmark target pay levels, is appropriate for measuring relative TSR over a three-year period because (1) company size is less relevant for TSR comparisons than benchmarking target pay levels, (2) the larger group better represents the broader universe of companies with which the Company competes for investor capital and (3) it is less likely to be meaningfully affected by the loss of comparator group companies during the performance period.
For TSR between the 25th and 50th percentiles and between the 50th and 75th percentiles, the vesting is interpolated on a straight-line basis. If the Company’s absolute TSR for the three-year period is negative, the maximum vesting is capped at target regardless of performance relative to the comparator group companies. In addition, the maximum value that can be earned under the PRSUs (total shares earned multiplied by the final share price) is capped at four times the

31

Compensation Discussion and Analysis
original grant value (based on target performance and using the 20-day average closing price of the Company’s stock for the twenty trading days immediately prior to the start of the performance period). The Company does not grant dividend equivalents in connection with PRSUs. Unvested PRSUs do not count towards ownership for purposes of the Company’s stock ownership guidelines.
Payout of Fiscal 2022-2024 PRSU Awards
As previously disclosed in the proxy statement filed in 2023, the vesting of PRSUs granted in 2022 to Ms. Cristiano and Messrs. Gallo and Keayes was based on a relative measurement of TSR for the pre-separation entity over the three-year period January 1, 2022 through December 31, 2024, compared to TSRs of the other companies in the S&P Midcap 400 Capital Goods Group. As further described in the “Adjustments to Equity Awards in Connection with Separation” section below, each such 2022 PRSU award held by Ms. Cristiano and Mr. Gallo was converted into a Crane NXT PRSU award and a Crane Company PRSU award in connection with the separation transaction. To preserve the performance orientation of the program through the separation transaction, the PRSU awards were further adjusted in connection with the separation transaction so that the Crane NXT PRSU award would be earned based on Crane NXT TSR performance, and the Crane Company PRSU award would be earned based on Crane Company TSR performance, in each case over the remainder of the original 3-year performance period. Mr. Keayes’s 2022 PRSU award was adjusted using the “replacement method” and is earned solely based on Crane NXT TSR performance. The conversions were intended to maintain the intrinsic value of the original PRSU award. In early fiscal 2025, the Committee determined that the PRSU awards on Crane NXT stock were earned at 185.7% of target (representing a percentile rank of 71.4%), and the Management Organization and Compensation Committee of Crane Company determined that the PRSU awards on Crane Company stock were earned at 159.8% of target (representing a percentile rank of 92.9%).
Stock Option Awards – Vest 25% Per Year Over Four Years
Stock options are granted with a per-share exercise price at no less than fair market value on the date of grant, as determined based on the closing price of the Company’s stock on the date of grant. Stock option awards vest in four installments of 25% per year over four years and have 10-year terms. Accordingly, employees can realize a gain only if the share price increases from the date of grant, thus directly linking this component of incentive compensation to increases in stockholder value. Although broad market dynamics can strongly influence our share price, the Committee believes that granting stock options to our senior level management employees motivates actions that improve the share price, such as profitable sales growth through organic growth as well as acquisitions, improvement in operating margins to generate increased operating profit and drive higher multiple valuations, and prudent use of free cash flow through capital expenditures, dividends, acquisitions, and stock repurchases. The Company does not grant dividend equivalents in connection with options. Stock options do not count towards ownership for purposes of the Company’s stock ownership guidelines.
TRSU Awards – Vest 25% Per Year Over Four Years
Like stock options, the TRSUs granted to our NEOs vest in four installments of 25% per year over four years. Unvested TRSUs include a right to receive cash payments on a current basis with respect to cash dividends on the underlying shares. In addition, unvested TRSUs will be credited with any share-based dividends, with such shares being subject to the same vesting schedule as the underlying award. The Company issues a quarterly cash dividend and does not regularly issue share-based dividends. No share-based dividend payments were made in 2024. Unvested TRSUs are valued net after-tax at 65% of current fair market value for purposes of the Company’s stock ownership guidelines.
Adjustments to Equity Awards in Connection with Separation
Equity awards held at the time of the separation by Ms. Cristiano, Mr. Gallo and non-employee directors were adjusted in connection with the separation transaction using the “shareholder method”. Under this method, the holder of each pre-separation award was granted an additional award in Crane Company equity covering the same number of shares as the pre-separation award. Option exercise prices were proportionately adjusted to reflect the relative values of each company as of the separation transaction. The adjusted awards are intended to have a combined intrinsic value immediately following the separation transaction approximately equal to the intrinsic value of the corresponding awards immediately before the separation transaction. As noted above, each PRSU award held by Ms. Cristiano and Mr. Gallo was converted into a Crane NXT PRSU award and a Crane Company PRSU award in connection with the separation transaction. To

32

Compensation Discussion and Analysis
preserve the performance orientation of the program through the separation transaction, the PRSU awards were further adjusted in connection with the separation transaction so that the Crane NXT PRSU award would be earned based on Crane NXT TSR performance, and the Crane Company PRSU award would be earned based on Crane Company TSR performance, in each case over the remainder of the original three (3)-year performance period.
For Mr. Saak, to ensure he had as much exposure to Crane NXT equity as possible on the date of the separation transaction, his awards were adjusted using the “replacement method”. Under this method, he did not receive Crane Company awards. His original awards were adjusted in connection with the transaction to ensure that the intrinsic values of the awards after the adjustments were approximately equal to the intrinsic values of the corresponding awards immediately before the adjustments. Mr. Igoe’s and Mr. Keayes’s awards were also adjusted using the “replacement method”.
The vesting and other terms of the adjusted awards remain substantially unchanged. Service with the applicable post-separation employer determines vesting, and the related expense is borne by such post-separation employer.
Unless otherwise noted, information in this Proxy Statement regarding Crane NXT equity awards is presented on a post-adjusted basis.
Compensation Decision-Making Process
Committee’s Role
The Management Organization and Compensation Committee is responsible for oversight of our NEO compensation program. With respect to the compensation of our Chief Executive Officer, the Committee determines his compensation, subject to review and approval by the Board. With respect to our other NEOs, the Committee determines their compensation after reviewing the recommendations of the Chief Executive Officer. The Committee administers the Annual Incentive Plan, reviewing and setting the performance targets for the Chief Executive Officer (subject to review and approval by the Board) and other executive officers based on the recommendations of the Chief Executive Officer. The Committee reviews and approves annual bonuses based on actual performance. Annual bonus calculations are also reviewed by our independent auditors. The Committee also administers the Stock Incentive Plan and approves all equity awards thereunder (subject to Board approval for awards to the Chief Executive Officer).
To assess the Chief Executive Officer’s performance, Mr. Saak submits a self-evaluation to the non-management directors, and the non-management directors complete a questionnaire regarding Mr. Saak’s performance. The Chair of the Committee synthesizes the questionnaire results and reviews Mr. Saak’s performance with him. The Chair of the Committee reports to the Committee on the results, and the Committee makes a recommendation to the Board regarding Mr. Saak’s compensation. The Chair of the Committee then reports to the non-executive directors of the Board on the results of the evaluation and the Committee’s recommendations on compensation for Mr. Saak. The non-executive directors review the recommendation of the Committee and approve Mr. Saak’s compensation.
The Committee is assisted by FW Cook, its independent compensation consultant, in the execution of its responsibilities. Although the Company pays the fees and expenses of FW Cook, the firm is retained by the Committee. FW Cook does not perform any other services for the Company. The Committee reviews the independence of FW Cook each year, after considering the factors specified in the rules of the SEC and the listing standards of the New York Stock Exchange, and has determined the engagement of FW Cook does not raise a conflict of interest.
Role of CEO and Management
The Chief Executive Officer and certain other senior corporate officers play an important role in supporting the Committee in the discharge of its responsibilities. Management maintains records and provides historical compensation data to the Committee and FW Cook, as well as the annual operating plan and the actual performance results from which annual bonuses are determined. The Chief Executive Officer, together with other senior corporate officers, presents recommendations to the Committee regarding performance targets under the Annual Incentive Plan and long-term equity incentives under the Stock Incentive Plan. The Chief Executive Officer and other officers participate in the discussions regarding annual and long-term incentive objectives so they can provide their input and understand the

33

Compensation Discussion and Analysis
expectations for each incentive plan component. No NEO participates in portions of any meetings during which decisions are made regarding his or her own compensation. The final salary adjustments and incentive awards to NEOs are approved solely by the Committee (or, in the case of the Chief Executive Officer, the Board).
Compensation Consultant and Market Data
Each year, FW Cook reviews the Company’s executive compensation benchmarking peer group against certain size-related metrics and alignment with the Company’s business segments and complexity of operations. When and as appropriate, FW Cook proposes changes to the compensation peer group, including to replace companies that have been acquired or made substantial changes to their business portfolio, or when the Company’s profile has materially changed due to mergers or acquisitions. The 17-company benchmarking peer group below was approved by the Committee in 2023 to assist in compensation planning. This group was used by FW Cook in 2023 to develop comparative compensation data to inform Committee decision making for 2024 target compensation levels. Notably, at the time the Company’s peer group was approved, the trailing fourth quarter revenues of the companies in the peer group ranged from $858 million to $3.5 billion, with a median of $1.8 billion, which compared to the Company’s projected revenue of $1.4 billion. In addition, the peer group’s prior year average market cap ranged from $325 million to $12.9 billion, with a median of $2.7 billion, compared with the Company’s June 2023 market cap of $3.2 billion.

Crane NXT’s Compensation Peer Group for 2024

Advanced Energy Industries, Inc. (AEIS) Albany International Corp. (AIN) Altra Industrial Motion Corp. (AIMC)* Brady Corporation (BRC) Cognex Corporation (CGNX) Deluxe Corporation (DLX)	Diebold Nixdorf Inc. (DBD)** ESCO Technologies Inc. (ESE) Graco Inc. (GGG) Helios Technologies, Inc. (HLIO) Itron, Inc. (ITRI) Methode Electronics, Inc. (MEI)	Nordson Corporation (NDSN) nVent Electric plc (NVT) OSI Systems, Inc. (OSIS) Viavi Solutions Inc. (VIAV) Vontier Corp. (VNT)

*
Altra Industrial Motion Corp. was acquired by Regal Rexnord in March 2023; however, it remained in the peer group because 2022 compensation data (as reported in early 2023 filings), which was used for purposes of 2024 benchmarking, was unimpacted.

**
Diebold Nixdorf announced a plan to restructure via Chapter 11 in March 2023; however, it remained in the peer group because 2022 compensation data (as reported in early 2023 filings), which was used for purposes of 2024 benchmarking, was unimpacted.

FW Cook provides the Committee with comparative compensation data on the peer companies from publicly available sources and, in addition, comparative compensation data compiled from an average of general and technology industry surveys scoped to the revenue responsibility of each Crane NXT executive. This data includes base salary, target bonus opportunity, and long-term incentive compensation for the NEOs. The Committee uses this comparative data during its review of base salaries, target cash compensation, and long-term incentive grant values for the CEO and other NEOs, with the view that all elements of target total direct compensation should be calibrated by reference to the 50th percentile of competitive market data for targeted performance, with significant upside potential for performance that exceeds target and lesser (or zero) payouts if performance is below target. The Committee uses its judgment and discretion to vary each executive’s market positioning above or below median based on his/her unique circumstances such as tenure, criticality to the Company, performance and overall proficiency in the role, and other factors deemed relevant.
Say-on-Pay Vote in 2024
In accordance with the Dodd-Frank Act and related rules adopted by the Securities and Exchange Commission, we presented a “Say-on-Pay” item to stockholders in 2024, which called for an advisory, non-binding vote regarding the compensation of our NEOs in 2023 as described in the proxy statement. On this item, over 96% of the votes cast were in favor of the resolution. We view this support of our 2024 “Say-on-Pay” proposal as an indication of our stockholders’ positive reaction to our named executive compensation program. No changes were made to the compensation program in response to the “Say-on-Pay” vote result.

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Compensation Discussion and Analysis
Governance and Regulatory Considerations
Compensation Risk Assessment
The Committee has established a process for assessing the potential that our compensation plans and practices may encourage our executives to take risks that are reasonably likely to have a material adverse effect on the Company. A senior management team led by the Senior Vice President, Chief Human Resources Officer conducts a review of the operation and effect of our compensation plans and practices, which is reviewed by FW Cook and presented to the Committee annually at its February meeting. Based on this assessment, the Committee believes that any risks arising from our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us.
Stock Ownership Guidelines
The Company’s stock ownership guidelines for executive officers are expressed as a multiple of base salary:

Executive Level	Minimum Ownership Level
CEO	6 x Base Salary
CFO	5 x Base Salary
Other NEOs	4 x Base Salary
For purposes of these guidelines, (1) shares owned of record or held in a brokerage account or in the Company’s 401(k) savings plan are valued at current fair market value; (2) restricted stock and restricted share units subject only to time-based vesting restrictions are valued net after-tax at 65% of current fair market value; (3) unvested performance-based restricted share units do not count toward the minimum ownership levels; and (4) unexercised stock options, whether or not vested, do not count toward the minimum ownership levels. There is no set time period for reaching the minimum ownership level. However, prior to attaining the applicable minimum ownership level, an executive who exercises a stock option or vests in a portion of his or her restricted stock or restricted share units must retain no less than 50% of the net shares remaining after the payment of applicable taxes. Once such guidelines are met, the policy permits executives to sell any shares held above the required ownership guidelines.

As of March 28, 2025, Mr. Saak, Ms. Cristiano, Mr. Igoe and Mr. Keayes (all of the NEOs who are still executive officers of Crane NXT) either held the requisite number of shares or were complying with the above-referenced retention ratio in accordance with the guidelines.

Policies with Respect to Timing of Stock-Based Awards and Exercise Price of Stock Options
Timing of Grants. Annual awards of stock options and RSUs to NEOs are normally approved at the Committee’s regular February meeting, in order that full prior-year performance may be considered, and then the awards are granted effective 10 business days after the Company’s full year earnings have been released, to better align grant date value with the stockholders’ experience. The Committee also grants RSUs at other dates to newly hired or promoted executives. The Committee does not take material nonpublic information (“MNPI”) into account when determining the timing and terms of stock-based awards and has not timed the disclosure of MNPI for the purpose of affecting the value of executive compensation.
Option Exercise Price. All options must be granted at an exercise price that is at least equal to the closing price of the Company’s common stock on the date of grant.

35

Compensation Discussion and Analysis
Section 16(a) Beneficial Reporting Compliance
Crane NXT’s common stock is registered pursuant to Section 12(b) of the Exchange Act. The officers and directors of Crane NXT and beneficial owners of greater than 10% of our shares of common stock (the “10% Beneficial Owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in Crane NXT’s Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% Beneficial Owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, we believe that no officer, director or 10% Beneficial Owner of the Company failed to file such ownership reports on a timely basis for the year ended December 31, 2024.
Policy with Respect to Hedging and Pledging of Company Stock
We have maintained a longstanding policy prohibiting any non-employee director, executive officer (including our NEOs), or any other designated employee who qualifies as an insider under applicable SEC regulations from (1) entering into any hedging or monetization transactions involving Company securities or (2) pledging Company securities as collateral for a loan. During 2024, none of our directors and executive officers engaged in any such transactions.
Clawback Policy
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act), we maintain the Crane NXT, Co. Incentive-Based Compensation Recovery Policy (the “Clawback Policy”), which requires that certain incentive compensation paid to any current or former executive officer, including our NEOs, will be subject to recoupment if (x) the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct, and (y) that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the fiscal year in which the restatement was required. Incentive compensation subject to the clawback policy consists of compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure (as defined in the rules implementing such requirement), including stock price and total stockholder return, on and after October 2, 2023.
The Clawback Policy is disclosed as an exhibit to the Company’s Annual Report on Form 10-K for the period ended December 31, 2024.
Deductibility of Executive Compensation
Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), disallows a tax deduction to certain publicly-held corporations for any remuneration in excess of $1 million paid in any taxable year to their chief executive officer, chief financial officer, and certain other current and former highly compensated officers that qualify as covered employees within the meaning of Section 162(m) of the Code. The Compensation Committee has previously considered tax deductibility when structuring our executive compensation arrangements for our current and former executive officers. However, the Compensation Committee may, in its judgment, pay compensation that is not fully tax deductible to the extent it determines that doing so is appropriate to attract and retain executive talent or to meet other business needs. The Compensation Committee intends to continue to compensate our current and former executive officers, including the NEOs, in a manner consistent with our best interests and the best interests of our stockholders.
Taxation of “Parachute Payments” and Deferred Compensation
We do not provide our NEOs with a “gross-up” or other reimbursement payment for any tax liability that the NEO might owe as a result of the application of Sections 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant equity interests in our Company, and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control of our Company that exceeds certain prescribed limits, and that the Company, or a successor, may forfeit a deduction on

36

Compensation Discussion and Analysis
the amounts subject to this additional tax. Section 409A of the Code also imposes additional significant taxes on an executive officer, director or other service provider to the Company in the event that he or she receives “deferred compensation” that does not meet certain requirements of Section 409A of the Code.
Accounting for Stock-Based Compensation
We follow The Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock unit awards and performance unit awards (including PRSUs), based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below for equity awards to our NEOs as required by the applicable SEC rules. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that the recipient of such compensation is required to render service in exchange for the option or other award. For performance unit awards (including PRSUs), stock-based compensation expense recognized may be adjusted over the performance period based on interim estimates of performance against pre-set objectives.
Other Arrangements with Our Named Executive Officers
We believe that these arrangements serve our retention objectives by permitting our NEOs to maintain continued focus and dedication to their responsibilities and maximize stockholder value, including in the event of a transaction that could result in a change in control of the Company.
Non-Change in Control Severance
Our prevailing practice is to pay our executives, including our NEOs (except as described in the following paragraph for Mr. Keayes), an amount equal to one year’s base salary, either in a lump sum or by continuation of biweekly payroll distributions, with medical, dental, and other welfare benefits and retirement benefits continuing during such period, upon an involuntary termination as a result of a reduction in workforce or reorganization.
Crane NXT has entered into a UK-style employment contract with Mr. Keayes, who is based in the United Kingdom. Pursuant to the terms of such arrangement, each of Mr. Keayes and Crane NXT must provide the other with six months' notice prior to his termination, other than in the case of a termination by Crane NXT for cause. Crane NXT may elect, in lieu of providing notice, to pay Mr. Keayes his base salary for such notice period, or may place Mr. Keayes on “garden leave” during the notice period.
Change in Control Severance
Crane NXT has an employment/severance agreement in place with each of our NEOs, except Mr. Keayes who has a UK-style employment contract. The employment/severance agreements provide protections in the event of termination of employment by the Company under specified circumstances following a change in control of the Company (as defined in the agreement). The protection applies during a period that runs through the earlier to occur of (1) the third anniversary of a change in control of the Company or (2) the first day of the month following the NEO’s 65th birthday (the “change in control period”). We believe that these protections, described below, serve our retention objectives by permitting our NEOs to maintain continued focus and dedication to their responsibilities in order to maximize stockholder value, including in the event of a transaction that could result in a change in control of the Company.
Death; Disability. If the NEO’s employment with us is terminated due to death or disability (as defined in the agreement) within the change in control period, the NEO would receive his or her accrued compensation as of the date of termination, including the annual bonus paid to the NEO for the last full fiscal year (prorated for the number of days in the current fiscal year through the date of termination).

37

Compensation Discussion and Analysis
Involuntary Termination. If, within the change in control period, the Company terminates the NEO’s employment other than for cause, disability, or death, or if the NEO terminates his or her employment for good reason (each as defined in the agreement), the NEO would receive the following benefits, in addition to his or her accrued compensation:
•
A lump sum pro-rated bonus, calculated as the greater of (i) the annual bonus of the most recently completed fiscal year or (ii) the average bonus paid or payable to the NEO for the three fiscal years immediately preceding 2024 (the “average annual bonus”), multiplied by the fraction of the current fiscal year completed as of the date of termination;

•	A lump sum payment equal to three times the sum of (i) the annual base salary and (ii) the average annual bonus;
•	All previously deferred compensation (with accrued interest, if any) and unpaid accrued vacation pay; and
•	Continued benefits for the remainder of the change in control period on the same basis as before termination.
Severance Benefits under Equity Awards
Our equity award agreements provide the following treatment upon a termination of employment.
Death; Disability. Outstanding RSUs and options granted to NEOs will accelerate vesting upon disability (as defined in the forms of award agreements) or death. Outstanding performance-based RSUs will remain outstanding pursuant to their terms and will vest based on actual achievement at the end of the relevant performance period. In the event of death, the post-termination exercise period for options is one year following the date of death, or through the expiration date of the option if the NEO was eligible for a qualifying retirement at the time of death. If death occurs within 90 days after termination for permanent disability or after a change in control, the same one-year post-termination exercise period applies.
Qualifying Retirement. Upon a qualifying retirement (retirement on or after the earlier of attaining age 65 or age 62 with 10 years of qualifying service), outstanding time- and performance-based RSUs, as well as options, granted to NEOs will remain outstanding pursuant to their terms; the PRSUs will vest based on actual achievement at the end of the original performance period. In the event of a qualifying retirement, options remain exercisable through their original expiration date.
Change in Control. Upon a change in control, outstanding performance-based RSUs will performance-vest based on actual performance through the change in control date and will remain subject to the original continued employment requirement through the end of the original performance period.
Involuntary Termination following Change in Control. Upon termination of the NEO’s employment by the Company without “cause” or a resignation by the NEO for “good reason”, each as defined in the relevant agreement, during the two-year period following a Company change in control, outstanding RSUs and options granted to the NEOs will vest. Any unvested portion of the option fully accelerates, and the vested portion remains exercisable for 90 days following the termination date. Outstanding performance-based RSUs, which, as noted above, would have been earned at actual performance upon a change in control, will vest upon such termination.
Employee Benefits and Perquisites
The NEOs, except Mr. Keayes because he is based in the United Kingdom, participate in a tax-qualified defined contribution retirement plan, commonly referred to as a 401(k) plan. Under the plan, the Company contributes 3% of salary and bonus annually, subject to limitations on contributions to such plans under the tax code. The NEOs (other than Mr. Keayes) also participate in a non-qualified defined contribution retirement plan, referred to as the benefit equalization plan, which is designed only to restore retirement benefits under the 401(k) plan that are limited by the tax code; there is no supplemental benefit based on deemed service or enhanced compensation formulas. Mr. Keayes participates in a UK-based pension that is a tax-qualified defined contribution retirement plan. Under the plan, the Company contributes 7% of salary annually, subject to limitations on contributions to such plans under the tax code and Mr. Keayes’s employment contract. The Committee believes these plans are appropriate to provide a market-competitive retirement benefits package.

38

Compensation Discussion and Analysis
Executive perquisites are kept to a minimal level and therefore do not play a significant role in executive compensation. For the NEOs in fiscal 2024, executive perquisites consisted of the personal use of a Company-provided car or monthly car allowance and, in the case of Mr. Keayes, an annual pension stipend. These benefits and their incremental cost to the Company are described in the fiscal 2024 Summary Compensation Table and its footnotes. The Committee believes these perquisites to be reasonable, comparable with peer companies and consistent with the Company’s overall compensation practices.

39

Management Organization and Compensation Committee Report
The Management Organization and Compensation Committee of the Board has submitted the following report for inclusion in this Proxy Statement:
The Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based on our review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by:
The Management Organization and Compensation Committee
of the Board of Directors of Crane NXT, Co.
on March 13, 2025
Ellen McClain, Chair
Cristen Kogl
John Stroup
James L. L. Tullis

40

2024 EXECUTIVE COMPENSATION TABLES

2024 Summary Compensation Table
The table below summarizes the compensation for 2024, 2023 and 2022 earned by the Company’s NEOs, determined in accordance with SEC regulations.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Aaron W. Saak President and Chief Executive Officer	2024	850,000	—	3,649,343	1,125,008	694,450	104,987	6,423,788
	2023	800,000	350,000	1,000,072	3,082,546	984,800	82,335	6,299,752
	2022	46,154	350,000	2,200,033	—	—	11,154	2,607,341
Christina Cristiano Senior Vice President and Chief Financial Officer	2024	470,000	75,000	765,192	237,509	307,192	66,947	1,921,840
	2023	427,822	150,000	860,284	64,420	387,765	46,611	1,936,902
Kurt F. Gallo Senior Vice President (eff. until 2/28/2025)	2024	566,000	—	523,517	162,497	323,696	74,582	1,650,293
	2023	545,571	—	546,755	167,559	471,513	74,560	1,805,958
	2022	524,587	—	548,121	162,485	590,755	72,657	1,898,605
Paul G. Igoe Senior Vice President, General Counsel and Secretary	2024	492,000	—	644,358	199,991	281,375	73,578	1,691,302
	2023	405,939	600,000	799,990	—	409,308	32,735	2,247,972
Jennifer Kartono Senior Vice President and Chief Human Resources Officer (eff. until 3/1/2025)	2024	440,000	—	442,981	137,502	251,636	63,714	1,335,832
	2023	294,231	250,000	550,011	—	366,223	15,244	1,475,708
Samuel Keayes(1) Senior Vice President, Security and Authentication Technologies (eff. as of 5/3/2024)	2024	496,736	—	562,445	112,506	301,121	39,827	1,512,635

(1)	Amounts listed in this table for Mr. Keayes have been converted to USD using an exchange ratio of 1.2521 USD to 1 GBP, the ratio as of December 31, 2024.
(2)
This amount reflects the two installments of the cash new-hire bonus paid to Mr. Saak in 2022 and 2023, respectively, in connection with his acceptance of employment with the Company in November 2022 and the cash new-hire bonuses paid to Mr. Igoe and Ms. Kartono in connection with their acceptance of employment with the Company in 2023. The Committee awards new-hire bonuses as a tool to compensate new-hire NEOs for compensation opportunities that are forfeited with their prior employer because of transitioning to the Company. These bonuses are typically subject to Company favorable reimbursement provisions. For example, the bonuses are subject to repayment upon a voluntary termination of employment by the applicable NEO within two years of the date the bonus is paid. In addition, this column reflects a special bonus to Ms. Cristiano in 2023 and 2024 for her work on the separation transaction.

(3)
Amounts shown in this column reflect the aggregate grant date fair value of TRSUs and PRSUs granted to the NEOs in the indicated year plus the incremental accounting expense associated with the conversion of equity awards in connection with the separation transaction, if applicable, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the PRSUs was computed based on the probable outcome of the performance conditions as of the grant date of such awards, which was at target. The respective grant date fair values of the PRSUs granted in fiscal years 2024, 2023 and 2022, as applicable, assuming at such grant date the maximum payment (200% of target for PRSUs granted in fiscal years 2024, 2023 and 2022), would have been as follows: for 2022: $266,944 for Ms. Cristiano, $771,145 for Mr. Gallo, and $474,530 for Mr. Keayes; for 2023: $295,556 for Ms. Cristiano, $768,617 for Mr. Gallo, and $532,260 for Mr. Keayes, and for

41

2024 Executive Compensation Tables
2024: $5,498,714 for Mr. Saak, $1,055,363 for Ms. Cristiano, $722,003 for Mr. Gallo, $888,747 for Mr. Igoe, $610,925 for Ms. Kartono, and $499,848 for Mr. Keayes. The grant date fair values reflected in this column may differ from the approved values reflected in the Compensation Discussion and Analysis because of the accounting methodology used to report the PRSUs in this column, as required by SEC rules. For details of individual grants of TRSUs and PRSUs during 2024 see the 2024 Grants of Plan-Based Awards table below. The assumptions on which these valuations are based are set forth in Note 8 to the audited financial statements included in the Company’s annual report on Form 10-K filed with the SEC on February 20, 2025.
(4)
Amounts shown in this column reflect the grant date fair value of options granted to the NEOs in the indicated year plus the incremental accounting expense associated with the conversion of equity awards in connection with the separation transaction, if applicable, computed in accordance with FASB ASC Topic 718 and using Black-Scholes, excluding the effect of estimated forfeitures. For details of individual grants of stock options during 2024 see the 2024 Grants of Plan-Based Awards table below. The assumptions on which these valuations are based are set forth in Note 8 to the audited financial statements included in the Company’s annual report on Form 10-K filed with the SEC on February 20, 2025.

(5)
Amounts shown in this column represent annual bonuses for the indicated year under the Annual Incentive Plan. For details of the 2024 grants, including the threshold, target and maximum amounts that were potentially payable, see 2024 Grants of Plan-Based Awards Table below.

(6)	Amounts in this column for each NEO in 2024 include the following:

	Personal Use of Company- Provided Car or Monthly Car Allowance ($)(a)	Company Contribution to Benefit Equalization Plan ($)	Company Contribution to 401(k) Plan ($)	Company Contribution to Pension Plan ($)	Insurance Premiums ($)	Annual Pension Stipend ($)	Total ($)
A. W. Saak	18,633	44,521	20,700	—	21,133	—	104,987
C. Cristiano	7,546	17,564	20,700	—	21,137	—	66,947
K. F. Gallo	12,628	20,710	20,700	—	20,544	—	74,582
P. G. Igoe	19,949	15,227	20,700	—	17,702	—	73,578
J. Kartono	24,497	13,785	20,700	—	4,731	—	63,714
S. Keayes	12,938	—	—	6,261	4,558	16,069	39,827
(a)
For all NEOs except Mr. Keayes, the method of computing the cost of personal use of the Company-provided car is based on the aggregate incremental cost to the Company. The aggregate incremental cost is calculated by multiplying the actual cost to the Company of leasing the particular vehicle for the fiscal year (including the cost of associated maintenance fees) by the personal use percentage (the ratio of personal miles driven to total miles driven). Mr. Keayes receives a gross monthly car allowance at the rate of $12,938 per year.

42

2024 Executive Compensation Tables
2024 Grants of Plan-Based Awards
The following table presents, for each of our NEOs, information concerning grants of plan-based awards made during fiscal 2024. This information supplements the information about these awards set forth in the 2024 Summary Compensation Table. Any differences between the information in this table and the 2024 Summary Compensation Table are due to rounding.

Name	Type of Award	Grant Date(1)	Approval Date	Estimated possible payouts under non-equity incentive plan awards(2) ($)			Estimated future payouts under equity incentive plan awards(3) (#)			All Other Stock Awards: Number of shares of stock or units (#)(4)	All other option awards: Number of securities underlying options (#)(5)	Exercise or base price of option awards ($/sh)(6)	Grant date fair value of stock and option awards ($)(7)
				Threshold	Target	Max.	Threshold	Target	Max.
A. W. Saak	AIP			—	850,000	1,700,000
	PRSU	2/28/2024	2/9/2024				10,668	42,672	85,344				2,749,357
	TRSU	2/28/2024	2/9/2024							15,517			899,986
	Options	2/28/2024	2/9/2024								46,088	58.00	1,125,008
C. Cristiano	AIP			—	376,000	752,000
	PRSU	2/28/2024	2/9/2024				2,048	8,190	16,380				527,682
	TRSU	2/28/2024	2/9/2024							4,095			237,510
	Options	2/28/2024	2/9/2024								9,730	58.00	237,509
K. F. Gallo	AIP			—	396,200	792,400
	PRSU	2/28/2024	2/9/2024				1,401	5,603	11,206				361,001
	TRSU	2/28/2024	2/9/2024							2,802			162,516
	Options	2/28/2024	2/9/2024								6,657	58.00	162,497
P. G. Igoe	AIP			—	344,400	688,800
	PRSU	2/28/2024	2/9/2024				1,724	6,897	13,794				444,374
	TRSU	2/28/2024	2/9/2024							3,448			199,984
	Options	2/28/2024	2/9/2024								8,193	58.00	199,991
J. Kartono	AIP			—	308,000	616,000
	PRSU	2/28/2024	2/9/2024				1,185	4,741	9,482				305,463
	TRSU	2/28/2024	2/9/2024							2,371			137,518
	Options	2/28/2024	2/9/2024								5,633	58.00	137,502
S. Keayes	AIP			—	347,715	695,430
	PRSU	2/28/2024	2/9/2024				970	3,879	7,758				249,924
	TRSU	2/28/2024	2/9/2024							1,940			112,520
	TRSU	5/3/2024	2/9/2024							3,251			200,002
	Options	2/28/2024	2/9/2024								4,609	58.00	112,506
(1)	All awards were made under the Stock Incentive Plan.
(2)
Amounts in these columns relate to cash incentive compensation opportunities under our Annual Incentive Plan. See the Compensation Discussion and Analysis for more information on the 2024 annual bonus opportunity. In early 2025, the Committee approved bonus payouts for 2024 at 81.7% of target for Messrs. Saak, Gallo and Igoe and Mses. Cristiano and Kartono and at 86.6% of target for Mr. Keayes. The actual amounts paid to our NEOs are set forth in the Summary Compensation Table above.

(3)
This column shows the number of PRSUs granted in 2024. The actual number of shares that will vest will be determined at year-end 2026 with reference to the ranking of the Company’s TSR versus the TSR of the other companies in the S&P Midcap 400 Capital Goods Group over the period from January 1, 2024 through December 31, 2026. See the Compensation Discussion and Analysis for more information.

(4)	This column shows the number of TRSUs granted in 2024. TRSUs vest in four installments of 25% per year over four years beginning on the first anniversary of the date of grant.

43

2024 Executive Compensation Tables
(5)	This column shows the number of Options granted in 2024. Options vest in four installments of 25% per year over four years beginning on the first anniversary of the date of grant.
(6)
The exercise price of options is the fair market value of the Company’s stock on the date of grant, determined in accordance with the terms of the Stock Incentive Plan, which is the closing market price on the date of grant.

(7)
The amounts reported in this column reflect the aggregate grant date fair value of the equity awards as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and for Options, as determined using Black-Scholes. The grant date fair values reflected in this column may differ from the approved values reflected in the Compensation Discussion and Analysis because of the accounting methodology used to report the PRSUs in this column, as required by SEC rules. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

44

2024 Executive Compensation Tables
2024 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards covering Crane NXT, Co. securities held by our NEOs as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
A. W. Saak	47,047	141,146(7)	44.93	2/6/2033	60,046	3,495,878	85,344	4,968,728
	—	46,088	58.00	2/28/2034
C. Cristiano	3,942	—	31.38	1/27/2030	14,816	862,588	20,522	1,194,791
	1,710	571(5)	29.50	1/25/2031
	865	865(6)	38.19	2/7/2032
	368	1,104(7)	44.94	2/6/2033
	—	9,730(8)	58.00	2/28/2034
K. F. Gallo	—	1,952(5)	29.50	1/25/2031	5,136	299,018	22,569	1,313,967
	—	2,499(6)	38.19	2/7/2032
	—	2,870(7)	44.94	2/6/2033
	—	6,657(8)	58.00	2/28/2034
P. G. Igoe	—	8,193(8)	58.00	2/28/2034	17,671	1,028,806	13,794	803,087
J. Kartono	—	5,633(8)	58.00	2/28/2034	10,749	625,807	9,482	552,042
S. Keayes	5,400	—	29.71	1/28/2029	9,072	528,172	21,245	1,236,884
	6,002	—	31.37	1/27/2030
	2,598	2,599(5)	29.50	1/25/2031
	4,097	4,098(6)	38.18	2/7/2032
	1,763	5,294(7)	44.93	2/6/2033
	—	4,609(8)	58.00	2/28/2034

(1)	Options vest on the dates indicated in the corresponding footnote. See Compensation Discussion and Analysis and below for accelerated vesting provisions.

45

2024 Executive Compensation Tables
(2)	Figures in this column include time-based RSUs, which were, as of December 31, 2024, scheduled to vest according to the following schedule:

Vesting Date	Saak	Cristiano	Gallo	Igoe	Kartono	Keayes
January 25, 2025	—	151	517	—	—	691
February 6, 2025	5,566	131	339	—	—	626
February 7, 2025	—	138	399	—	—	655
February 28, 2025	3,879	1,023	700	862	592	485
March 20, 2025	—	—	—	4,740	—	—
April 20, 2025	—	3,300	—	—	2,793	—
May 3, 2025	—	—	—	—	—	812
November 28, 2025	13,915	—	—	—	—	—
February 6, 2026	5,563	130	339	—	—	626
February 7, 2026	—	139	400	—	—	656
February 28, 2026	3,879	1,024	701	862	593	485
March 20, 2026	—	—	—	4,739	—	—
April 20, 2026	—	3,300	—	—	2,792	—
May 3, 2026	—	—	—	—	—	813
November 28, 2026	13,919	—	—	—	—	—
February 6, 2027	5,566	131	340	—	—	627
February 28, 2027	3,879	1,024	700	862	593	485
March 20, 2027	—			4,744	—	—
April 20, 2027	—	3,301	—	—	2,793	—
May 3, 2027	—	—	—	—	—	813
February 28, 2028	3,880	1,024	701	862	593	485
May 3, 2028	—	—	—	—	—	813

See Compensation Discussion and Analysis for accelerated vesting provisions. RSUs granted to Mr. Gallo and Ms. Kartono that would have vested after February 28, 2025, and April 25, 2025, respectively, were or will be forfeited in connection with their termination of employment and will no longer remain outstanding.
(3)	Computed using a price of $58.22 per share, which was the closing market price of the Company’s stock on the last trading day of 2024.
(4)
The PRSUs granted in 2023 and 2024 will vest, if at all, on December 31, 2025, and December 31, 2026, respectively, as determined with reference to the percentile ranking of the total stockholder return (share price appreciation plus reinvested dividends), or TSR, of the Company’s common stock for the three-year period ending on that date, as compared to the TSRs of the other companies in the S&P Midcap 400 Capital Goods Group. Pursuant to SEC rules, the hypothetical amounts shown in the table include the PRSUs granted in 2023 and 2024 at maximum payout (200%), based on the Company’s TSR performance as of December 31, 2024. As noted in the Compensation Discussion and Analysis, the PRSUs are subject to a value cap, which limits the maximum value that can be earned under the PRSUs (total shares earned multiplied by the final share price) to four times the original grant value based on target performance and using the 20-day average closing price of the Company’s stock for the twenty trading days immediately prior to the start of the performance period. The aggregate value cap for each NEO is as follows: $9,314,871 for Mr. Saak, $2,090,464 for Ms. Cristiano, $2,055,026 for Mr. Gallo, $1,505,546 for Mr. Igoe, $1,034,913 for Ms. Kartono, and $2,289,290 for Mr. Keayes. There can be no assurance, however, that the Company’s TSR for a full vesting period will be sufficient for the PRSUs to vest, if at all, at any particular level. The PRSUs granted in 2022 (to Ms. Cristiano and Messrs. Gallo and Keayes) were valued in early 2025, after performance results through December 31, 2024 were certified, at 185.7% of target, and are reflected in the table at that level. See “Elements of Compensation and 2024 Decisions—Long-Term Equity Incentive Compensation” in the Compensation Discussion and Analysis above.

(5)	This option grant will be 100% vested on January 25, 2025.
(6)	This option grant will be 75% vested on February 7, 2025, and 100% on February 7, 2026.
(7)	This option grant will be 50% vested on February 6, 2025; 75% on February 6, 2026; and 100% on February 6, 2027.
(8)	This option grant will be 25% vested on February 28, 2025; 50% on February 28, 2026; 75% on February 28, 2027; and 100% on February 28, 2028.

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2024 Executive Compensation Tables
The following table sets forth information concerning outstanding equity awards covering Crane Company securities, as of December 31, 2024, held by the NEOs who continued to be employed by Crane NXT post-separation. As noted in the Compensation Discussion and Analysis, certain equity awards held by such NEOs were adjusted in connection with the separation transaction so that the holder thereof was granted an additional award covering Crane Company securities, vesting based on service to Crane NXT. Option exercise prices were proportionately adjusted to reflect the relative values of each company as of the separation transaction. PRSU awards were adjusted in connection with the separation transaction so that the Crane NXT PRSU award would be earned based on Crane NXT TSR performance, and the Crane Company PRSU award would be earned based on Crane Company TSR performance, in each case over the entire performance period of the original PRSU award, but subject to continued service to Crane NXT.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
A. W. Saak	—	—	—	—	—	—	—	—
C. Cristiano	3,942	—	58.05	1/27/2030	820	124,435	3,855	584,996
	1,710	571(5)	54.58	1/25/2031
	865	865(6)	70.64	2/7/2032
	368	1,104(7)	83.14	2/6/2033
K. F. Gallo	3,325	—	51.32	1/30/2027	2,334	354,185	10,536	1,598,838
	—	1,952(5)	54.58	1/25/2031
	—	2,499(6)	70.64	2/7/2032
	—	2,870(7)	83.14	2/6/2033
P. G. Igoe	—	—	—	—	—	—	—	—
J. Kartono	—	—	—	—	—	—	—	—
S. Keayes	—	—	—	—	—	—	—	—

(1)	Options vest on the dates indicated in the corresponding footnote. See Compensation Discussion and Analysis and below for accelerated vesting provisions.
(2)	Figures in this column include time-based RSUs. The RSUs listed in the column were, as of December 31, 2024, scheduled to vest according to the following schedule:

Vesting Date	Saak	Cristiano	Gallo	Igoe	Kartono	Keayes
January 25, 2025	—	151	517	—	—	—
February 06, 2025	—	131	339	—	—	—
February 07, 2025	—	138	399	—	—	—
February 06, 2026	—	130	339	—	—	—
February 07, 2026	—	139	400	—	—	—
February 06, 2027	—	131	340	—	—	—

See Compensation Discussion and Analysis for accelerated vesting provisions. RSUs granted to Mr. Gallo that would have vested after February 28, 2025 were forfeited in connection with his termination of employment and no longer remain outstanding.
(3)	Computed using a price of $151.75 per share, which was the closing market price of the Crane Company’s stock on the last trading day of 2024.
(4)
The PRSUs granted in 2023 will vest, if at all, on December 31, 2025, as determined with reference to the percentile ranking of the total stockholder return (share price appreciation plus reinvested dividends), or TSR, of Crane Company’s common stock for the three-year period ending on that date, as compared to the TSRs of the other companies in the S&P Midcap 400 Capital Goods Group. Pursuant to SEC rules, the hypothetical amounts shown in the table include the PRSUs granted in 2023 at maximum payout (200%), based on Crane Company’s TSR performance as of December 31, 2024. The amounts shown do not reflect the

47

2024 Executive Compensation Tables
application of the value cap, which limits the maximum value that can be earned under the PRSUs (total shares earned multiplied by the final share price) to four times the original grant value based on target performance and using the 20-day average closing price of Crane Company’s stock for the twenty trading days immediately prior to the start of the performance period. The aggregate value cap for each NEO is as follows: $559,953 for Ms. Cristiano and $1,539,144 for Mr. Gallo. There can be no assurance that Crane Company’s TSR for a full vesting period will be sufficient for the PRSUs to vest, if at all, at any particular level. The PRSUs granted in 2022 were valued in early 2025, after performance results through December 31, 2024 were certified, at 159.8% of target, and are reflected in the table at that level. See “Elements of Compensation and 2024 Decisions—Long-Term Equity Incentive Compensation” in the Compensation Discussion and Analysis above.
(5)	This option grant will be 100% vested on January 25, 2025.
(6)	This option grant will be 75% vested on February 7, 2025, and 100% on February 7, 2026.
(7)	This option grant will be 50% vested on February 6, 2025; 75% on February 6, 2026; and 100% on February 6, 2027.

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2024 Executive Compensation Tables
2024 Option Exercises and Stock Vested
The following table provides information on all exercises of stock options, and all vesting of RSUs, for each of the NEOs during 2024.
The value realized on exercise of options is computed by multiplying the number of shares acquired upon exercise by the difference between the market price of the shares on the applicable exercise date (calculated as the closing price on that date, or, if the shares received were concurrently sold, as the price actually obtained), and the exercise price of the options. The value realized on vesting of TRSUs and PRSUs is computed by multiplying the number of shares by the closing price on the applicable vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares/Units Acquired on Vesting (#)	Value Realized on Vesting ($)
A. W. Saak	—	—	19,477	1,200,268
C. Cristiano(1)	—	—	8,803	677,366
K. F. Gallo(2)	89,349	5,856,520	18,499	1,594,640
P. G . Igoe	—	—	4,739	285,951
J. Kartono	—	—	2,792	171,233
S. Keayes	—	—	15,418	932,398
(1)
Consists of 6,156 shares, representing a value of $373,746, related to Crane NXT stock and 2,647 shares, representing a value of $303,890, related to Crane Company stock. Vesting of Ms. Cristiano’s Crane Company awards is included here because such vesting is contingent on service to Crane NXT.

(2)
With respect to option awards, consists of 40,374 shares, representing a value of $1,196,350, related to Crane NXT stock and 48,975 shares representing a value of $4,660,170, related to Crane Company stock. With respect to stock awards, consists of 9,607 shares, representing a value of $575,670, related to Crane NXT stock and 8,892 shares, representing a value of $1,018,970, related to Crane Company stock. Vesting of Mr. Gallo’s Crane Company awards is included here because such vesting is contingent on service to Crane NXT.

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2024 Executive Compensation Tables
Nonqualified Deferred Compensation Benefits
The benefit equalization plan maintained by the Company restores the tax-limited portion of the non-matching company contribution under the Company’s 401(k) plan. That benefit is currently three percent of a participant’s annual salary plus bonus in excess of the Internal Revenue Code compensation limit that applies under the 401(k) plan. Contributions earn interest during a plan year at a rate equal to the average 10-year Treasury Constant Maturities for the month of December immediately preceding such plan year. The contributions become vested based on the participant’s years of service at the rate of 20% per year over five years. Vested contributions, as adjusted for interest, are payable in a lump sum cash payment six months after termination of employment.
The following table shows information about the participation by each NEO in the Crane NXT benefit equalization plan with respect to this employer contribution. Mr. Keayes is not eligible for the benefit equalization plan because he is based in the United Kingdom. The NEOs do not participate in any other defined contribution nonqualified deferred compensation plans.
2024 Nonqualified Deferred Compensation

Name	Executive Contributions in 2024 ($)	Employer Contributions in 2024(1) ($)	Aggregate Earnings in 2024(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2024(3) ($)
A. W. Saak	—	44,521	989	—	70,110
C. Cristiano	—	17,564	1,197	—	48,528
K. F. Gallo	—	20,710	7,821	—	223,086
P. G. Igoe	—	15,227	—	—	15,227
J. Kartono	—	13,785	—	—	13,785
S. Keayes	—	—	—	—	—
(1)	Amounts in this column are included in “All Other Compensation” in the 2024 Summary Compensation Table.
(2)	Amounts in this column are not included in the 2024 Summary Compensation Table.
(3)
For Mr. Saak, $24,600 reported in this column was previously reported as compensation in the Summary Compensation Table for fiscal year 2023. For Ms. Cristiano, $13,894 reported in this column was previously reported as compensation in the Summary Compensation Table for fiscal year 2023. For Mr. Gallo, the following amounts reported in this column were previously reported as compensation in the Summary Compensation Table for fiscal year 2023 and earlier: $24,190 in fiscal year 2023, $27,836 in fiscal year 2022, $16,652 in fiscal year 2021, $8,448 in fiscal year 2020, and $15,268 in fiscal year 2019.

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2024 Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
No compensation would be due by Crane NXT to Mr. Gallo upon termination or a change in control as he is no longer employed by us following his retirement on February 28, 2025. In connection with his retirement, Mr. Gallo received only the vested benefits provided for in his existing agreements. Mr. Gallo’s departure did not constitute a qualifying retirement for purposes of his equity awards.
On February 12, 2025, the Company announced Ms. Kartono’s departure from the Company. Ms. Kartono departed from her position with the Company, effective March 1, 2025, and will cease to be an employee, effective April 25, 2025. In connection with the transition of her role, on February 11, 2025, the Company entered into a separation agreement with Ms. Kartono. Pursuant to the terms of the separation agreement, subject to her execution and non-revocation of a release of claims and continued compliance with the separation agreement (including restrictive covenants referenced therein), in connection with her termination of employment, Ms. Kartono will receive (i) a lump-sum cash payment equal to $440,000, representing one year’s base salary, (ii) a lump-sum cash payment equal to $51,000, representing payout under the Company’s annual incentive plan for 2025, and (iii) a lump-sum cash payment for one year of COBRA expenses of $59,183.
Termination and change in control payments or other benefits that would be due to our continuing NEOs are described below.
Severance Practice
We maintain a practice of providing benefits to our NEOs upon involuntary termination by the Company due to a workforce reduction or reorganization. The following table shows the estimated benefits that would have been payable to the NEOs if such termination occurred on December 31, 2024:

	Cash Severance Benefit(1)	Continued Benefits(2)	Total
A. W. Saak	$850,000	$21,133	$871,133
C. Cristiano	$470,000	$21,137	$491,137
P. G. Igoe	$492,000	$17,702	$509,702
S. Keayes(3)	$248,368	—	$248,368
(1)	Represents a single lump sum equal to one year’s base salary except for Mr. Keayes, in which case the amount represents six months’ base salary.
(2)	Represents continued health and welfare benefits equal to one year following termination.
(3)
As noted above, Mr. Keayes is a party to an employment contract entitling him to six months’ notice of termination, other than a termination for cause, or payment of six months’ salary in lieu of notice. The payments included in this table reflect this notice-related benefit under Mr. Keayes’s employment contract.

Employment/Severance Agreements
As noted in the Compensation Discussion and Analysis, we have entered into an employment/severance agreement with each NEO (except Mr. Keayes because he is based in the United Kingdom). The agreements provide for severance benefits following a change in control of the Company if, during the change in control protection period, the NEO’s employment is terminated due to death or by us due to disability. The following table shows the estimated benefits that would have been payable to the NEOs if such termination occurred on December 31, 2024.

Pro-rated Annual Bonus(1)
A. W. Saak	$694,450
C. Cristiano	$307,192
P. G. Igoe	$281,375
(1)	Represents a single lump sum equal to the annual bonus paid to the NEO for the last full fiscal year.

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2024 Executive Compensation Tables
The following table shows the estimated benefits that would have been payable to the NEOs (except Mr. Keayes) under the employment/severance agreements if each NEO’s employment had been terminated on December 31, 2024 by us other than for cause, disability, or death, or if the NEO resigned his or her employment for good reason, in each case during the change in control protection period.

	Cash Severance Benefit(1)	Continued Benefits(2)	Total
A. W. Saak	$5,327,800	$63,399	$5,391,199
C. Cristiano	$2,629,058	$63,412	$2,692,470
P. G. Igoe	$2,601,500	$53,105	$2,654,605
(1)
Represents a lump sum payment equal to (1) a pro-rated bonus calculated as the greater of (i) the annual bonus of the most recently completed fiscal year or (ii) the average bonus paid or payable to the NEO for the three fiscal years immediately preceding 2024, multiplied by a fraction of the current fiscal year completed as of the date of termination, plus (2) three times the sum of (i) the annual base salary and (ii) such average annual bonus. Where a three-year average annual bonus was not available, the annual bonus of the most recently completed fiscal year (i.e., 2024) was used.

(2)	Represents continued benefits for the remainder of the change in control period (assumed to be three years for purposes of this disclosure).
New-Hire Bonuses
In the event the Company terminates Mr. Igoe’s employment for any reason other than for cause, Mr. Igoe would be released of his obligation to repay his new-hire bonus. The repayment obligation is triggered if Mr. Igoe voluntarily terminates his employment with the Company within two years of the date the bonus is paid. The repayment obligation for Mr. Igoe is $600,000.
Severance Benefits under Equity Awards
As described in the Compensation Discussion and Analysis, we have entered into equity award agreements with our NEOs, which provide for accelerated or continued vesting in the event of a termination due to death, by us due to disability, by the NEO upon a qualifying retirement (retirement on or after the earlier of attaining age 65 or age 62 with 10 years of qualifying service), or upon certain involuntary terminations following a change in control. Because vesting of Ms. Cristiano’s equity awards covering Crane Company stock are contingent on service to Crane NXT, we have included those equity awards in the tables below. The following table shows the estimated benefits that would have been payable to the NEOs under the equity award agreements in each of the following situations: (i) if each NEO had been terminated on December 31, 2024 due to death or by us due to the NEO’s disability or (ii) if a change in control had occurred on December 31, 2024, and each NEO’s employment had been terminated on that date pursuant to a termination by the Company without “cause” or a resignation by the NEO for “good reason”, each as defined in the relevant agreement. As of December 31, 2024, none of the NEOs were eligible for a qualifying retirement.

Equity Awards(1)
A. W. Saak	$10,350,576
C. Cristiano	$3,018,726
P. G. Igoe	$1,833,695
S. Keayes	$1,993,166
(1)
The award agreements with each NEO provide for accelerated vesting of RSUs and options upon disability or death. Performance-based RSUs will remain outstanding pursuant to their terms and will vest based on actual achievement at the end of the relevant performance period. The amounts in the table above represent the number of shares of unvested RSUs (with 2023 and 2024 performance-based awards vesting at maximum and 2022 performance-based awards vesting at actual levels) multiplied by a stock price of $58.22 per share for awards covering Crane NXT stock and $151.75 per share for awards covering Crane Company stock, which were the closing market prices for each company’s stock on the last trading day of 2024, as well as the spread of such options based on such stock prices.

Benefit Equalization Plan
Each of the continuing NEOs, except Mr. Keayes because he is based in the United Kingdom, participates in the Crane NXT benefit equalization plan described under the caption “Nonqualified Deferred Compensation Benefits” above. Assuming their separation from service as of December 31, 2024, they would have become entitled to the vested account balance under the benefit equalization plan shown under the 2024 Nonqualified Deferred Compensation Table above.

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2024 Executive Compensation Tables
CEO Pay Ratio
In accordance with Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K of the Securities Act, we are required to provide information regarding the relationship between the annual total compensation of our CEO, Mr. Saak, and the annual total compensation of our median employee (excluding, for purposes of this disclosure, our CEO) for our last completed fiscal year, which ended December 31, 2024:
•
The median of the annual total compensation of all of our employees, including our consolidated subsidiaries, was approximately $72,869. This annual total compensation is calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, and reflects, among other things, salary and bonus earned during the 12-month period ended December 31, 2024.

•
Mr. Saak’s annual total compensation, as reported in the Summary Compensation Table included in this proxy statement, was $6,423,788. We used this value for the ratio of annual total compensation for our CEO to the annual total compensation for our median employee.

•	Based on the above, for fiscal 2024, the ratio of Mr. Saak’s annual total compensation to the median of the annual total compensation of all employees was approximately 88 to 1.
•
We determined the median of the annual total compensation of our employees as of December 31, 2023. As of that date, we, including our consolidated subsidiaries, employed approximately 3,686 full-time and part-time employees. Given the stability of our employee base and the absence of any significant changes in our workforce size, structure, or compensation practices, we have elected to use the same median employee for our CEO pay ratio disclosure as last year.

•	This analysis does not include our OpSec Security business, which we acquired in May 2024 and which had approximately 839 full-time and part-time employees as of December 31, 2024.
•
We then reviewed the annual base salary of each of these employees for fiscal 2024 as reflected in our payroll records to determine the median employee. Compensation paid in foreign currency was converted to U.S. dollars using a spot exchange rate on December 31, 2024. In determining the median total compensation of all employees, we did not make any cost-of-living adjustments to the compensation paid to any employee outside of the U.S.

Once we identified our median employee, we estimated the median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above.
The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

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2024 Executive Compensation Tables
Pay Versus Performance
Introduction
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing certain information, including information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns NEO compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. Any differences in total values are due to rounding.
As part of the separation transaction in April 2023, the Aerospace & Electronics, Process Flow Technologies and Engineered Materials businesses of the pre-separation Crane Holdings, Co. were spun off to Crane Company, and the Payment and Merchandising Technologies business was retained by the Company. The disclosure presented below for years prior to 2023 (including Adjusted Operating Profit and net income, but not total shareholder return) is presented on a carve out basis and does not reflect the combined business on whose performance the NEOs were actually compensated. Also as part of the separation transaction in April 2023, each pre-separation outstanding award held by Mr. Gallo and Ms. Cristiano was converted to an award covering Crane NXT stock and an award covering Crane Company stock. The awards covering Crane Company stock vest based on continued service to Crane NXT. Consequently, such Crane Company stock awards are included as compensation to Mr. Gallo and Ms. Cristiano in this disclosure.
Pay Versus Performance Table

Fiscal Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(1)(2)(3) ($)	Compensation Actually Paid to Second PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment Based On:(4)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return(4) ($)	Net Income in millions(5) ($)	Adjusted Operating Profit in millions(6) ($)
2024	—	6,423,788	—	6,703,814	1,622,380	1,824,406	216	219	184.1	347.3
2023	7,172,988	6,299,752	15,203,422	9,602,286	1,884,433	3,138,399	208	190	188.3	345.2
2022	9,316,556	—	10,823,056	—	2,368,300	2,520,280	124	133	204.9	343.5
2021	9,484,490	—	13,917,645	—	2,183,277	2,995,405	123	150	178.0	312.8
2020	6,361,666	—	2,420,223	—	1,595,008	1,044,106	92	118	25.1	282.1

(1)
Former Chief Executive Officer Max H. Mitchell was our PEO from 2014 until the separation on April 3, 2023. Current Chief Executive Officer Aaron W. Saak was appointed to this role in November 2022 and has served as PEO from April 3, 2023 to present. The individuals comprising the non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Richard A. Maue	Richard A. Maue	Richard A. Maue	Richard A. Maue	Christina Cristiano
Kurt F. Gallo	Kurt F. Gallo	Aaron W. Saak	Paul G. Igoe	Kurt F. Gallo
Anthony M. D’Iorio	Anthony M. D’Iorio	Kurt F. Gallo	Christina Cristiano	Paul G. Igoe
Alejandro Alcala	Alejandro Alcala	Anthony M. D’Iorio	Jennifer Kartono	Jennifer Kartono
			Kurt F. Gallo	Samuel Keayes

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. These amounts reflect the Summary Compensation Tables Total with certain adjustments as described in footnote 3 below.

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2024 Executive Compensation Tables
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Options Awards columns set forth in the Summary Compensation Table.

Fiscal Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO(a) ($)	Compensation Actually Paid to Second PEO ($)
2024	6,423,788	(4,774,351)	5,054,377	6,703,814

Fiscal Year	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for non-PEO NEOs ($)	Average Inclusion of Equity Values for non-PEO NEOs(a) ($)	Average Compensation Actually Paid to non-PEO NEOs ($)
2024	1,622,380	(757,700)	959,726	1,824,406

(a)	The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Fiscal Year	Year-End Fair Value of Equity Awards Granted During Year that Remained Unvested as of Last Day of Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards not Otherwise Included for Second PEO ($)	Total – Inclusion of Equity Values for Second PEO
2024	4,691,881	205,114	—	157,382	—	—	5,054,377

Fiscal Year	Average Year- End Fair Value of Equity Awards Granted During Year that Remained Unvested as of Last Day of Year for non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for non- PEO NEOs ($)	Average Vesting Date Fair Value of Equity Awards Granted During Year that Vested During Year for non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards not Otherwise Included for non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for non- PEO NEOs
2024	744,613	145,482	—	69,631	—	—	959,726

(4)
The Peer Group TSR set forth in this table utilizes the S&P MidCap Capital Goods Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019 through the end of the listed year in the Company and in the S&P 400 MidCap Capital Goods Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)	The dollar amounts reported represent the amount of net income as required to be reflected in the Company’s audited financial statements for the applicable year.
(6)
We determined Adjusted Operating Profit to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and non-PEO NEOs in 2024. This performance measure may not have been the most important financial performance measure for years 2023, 2022, 2021 and 2020. For purposes of this table, we consistently applied the same methodology for calculating Adjusted Operating Profit across all covered fiscal years as used in 2024. Adjusted Operating Profit is a non-GAAP metric. See the “Non-GAAP Information” section below for a detailed description of how Adjusted Operating Profit is calculated from our audited financial statements. For further information on how Adjusted Operating Profit was used in our 2024 Annual Incentive Compensation program, see page 29.

55

2024 Executive Compensation Tables
Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•	Adjusted Operating Profit;
•	Adjusted Free Cash Flow;
•	Revenue; and
•	Relative Total Shareholder Return.
Revenue, Adjusted Operating Profit and Adjusted Free Cash Flow for 2024 bonus calculation purposes under the 2024 Annual Incentive Plan were calculated excluding all revenue earned, costs incurred and free cash flow generated by OpSec Security, which we acquired in May 2024, as well as Corporate costs related to the acquisition. Adjusted Operating Profit and Adjusted Free Cash Flow are non-GAAP metrics. See “Non-GAAP Information” section below for a description of how these metrics are calculated. As described in more detail thereunder, in addition to the exclusion of OpSec Security and Corporate costs related to the acquisition, these metrics were further adjusted by the Committee for special, one-time items, none of which were recurring in nature, for 2024 bonus calculation purposes under the 2024 Annual Incentive Plan, which adjustments may in some cases differ from the adjustments made for financial reporting purposes.
Description of the Information Presented in the Pay versus Performance Table
As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance (as described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement), not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. Compensation actually paid is influenced by numerous factors, including but not limited to the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term metrics, and many other factors. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationships between information presented in the Pay versus Performance table.

56

2024 Executive Compensation Tables
Relationship Between Compensation Actually Paid and Company TSR and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years, and the Peer Group TSR over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
16
14
12
10
8
6
4
2
0
TSR (12/31/2019 Indexed to $100)
$250
$200
$150
$100
$50
$0
2.4
1.0
13.9
3.0
10.8
2.5
15.2
9.6
3.1
6.7
1.8
100
118
92
150
123
133
124
208
190
219
216
2019
2020
2021
2022
2023
2024
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
S&P 400 Capital Goods TSR
Crane NXT, Co. TSR

Relationship Between Compensation Actually Paid and Company Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and our Consolidated Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
16
14
12
10
8
6
4
2
0
250
200
150
100
50
0
2.4
25.1
1.0
13.9
178.0
3.0
10.8
204.9
2.5
15.2
188.3
9.6
3.1
6.7
184.1
1.8
2020
2021
2022
2023
2024
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Crane NXT, Co. Net Income

57

2024 Executive Compensation Tables
Relationship Between Compensation Actually Paid and Adjusted Operating Profit
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Adjusted Operating Profit during the five most recently completed fiscal years.

58

BENEFICIAL OWNERSHIP OF COMMON STOCK BY DIRECTORS AND MANAGEMENT

The Company believes that officers and other key employees, in order to focus their attention on growth in stockholder value, should have a significant equity stake in the Company. We therefore encourage our officers and key employees to increase their ownership of and to hold the Company’s stock through the Stock Incentive Plan and the Savings and Investment Plan, as discussed in the Compensation Discussion and Analysis above. Directors also receive a majority of their annual retainer, and may elect to receive the entire retainer, in the form of DSUs issued under the Stock Incentive Plan. Beneficial ownership of stock by the non-executive directors, the executive officers named in the 2024 Summary Compensation Table, and all directors, nominees, and executive officers of the Company as a group as of March 28, 2025 is as follows:

		Amount and Nature of Beneficial Ownership
Title of Class	Name of Beneficial Owner	Shares Owned Directly or Beneficially(1)	Stock Options, DSUs, and RSUs that Have Vested or Will Vest Within 60 Days	Shares in Company Savings Plan (401(k))	Total Shares Beneficially Owned	Percent of Class	Share Units Under Incentive Stock Plans Vesting After 60 Days(2)
Common Stock	M. Dinkins	—	12,766	—	12,766	*	—
	W. Grogan	—	5,308	—	5,308	*	—
	Sandra Joyce	—	2,729	—	2,729	*	—
	C. Kogl	1,000	6,801	—	7,801	*	—
	E. McClain	—	25,514	—	25,514	*	—
	D. Petratis	—	5,724	—	5,724	*	—
	J. S. Stroup	—	11,343	—	11,343	*	—
	J. L. L. Tullis	5,782	33,850	—	39,632	*	—
	A. W. Saak	25,127	105,618	—	130,745	*	66,837
	C. Cristiano	6,239	13,988	—	20,227	*	14,874
	K. F. Gallo	23,638	5,822	1,470	30,930	*	—
	P. G. Igoe	7,214	2,048	—	9,262	*	15,561
	J. Kartono	1,971	4,201	—	6,172	*	7,364
	S. Keayes	17,228	28,236	—	45,464	*	8,640
	Total—Directors and Executive Officers as a Group (13 persons)	65,782	260,128	—	325,910	0.57%	109,559
*	Less than one percent.
(1)	Includes shares that are owned directly, and shares that are owned by trusts or by family members and are attributable to the director or officer pursuant to Rule 13d-3 under the Exchange Act.
(2)
Includes time-based RSUs vesting more than 60 days after the Record Date, which are subject to vesting as shown in footnote 2 to the 2024 Outstanding Equity Awards at Fiscal Year-End table above, and are subject to forfeiture if established service conditions are not met. Performance-based RSUs, which will vest, if at all, on December 31, 2025, and December 31, 2026, are not included. Also includes DSUs and corresponding dividends vesting on May 23, 2025 for each Director. For more information, see “Director Compensation in 2024” above.

59

PRINCIPAL STOCKHOLDERS OF CRANE NXT, CO.

The following table sets forth the ownership by each person who owned of record or was known by Crane NXT, Co. to own beneficially more than 5% of our common stock as of March 28, 2025.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	FMR, LLC(1) 245 Summer Street Boston, MA 02210	8,140,265	14.2%
Common Stock	The Crane Fund(2) 140 Sylvan Ave, #5 Englewood Cliffs, NJ 07632	7,778,416	13.6%
Common Stock	The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	5,508,871	9.6%
Common Stock	BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10022	4,121,002	7.2%
Common Stock	Wellington Management Group LLP(5) 280 Congress Street Boston, MA 02210	3,083,148	5.4%
(1)
As reported in a Schedule 13G/A filed on February 9, 2024, by FMR LLC, directly and on behalf of Abigail P. Johnson and certain subsidiaries, giving information on shareholdings as of December 29, 2023. According to the Schedule 13G/A, FMR LLC, a parental holding company, has sole voting power over 8,111,781 shares and sole dispositive power over 8,140,265 shares of Crane NXT, Co. stock.

(2)
The Crane Fund, a trust established for the benefit of former employees in need (the “Crane Fund”), is managed by trustees appointed by the Board of Crane Company. The incumbent trustees are A. M. D’Iorio, T. A. Polmanteer, and J. Feldman, none of whom are executive officers of Crane NXT. Pursuant to the trust instrument, the shares held by the trust are voted by the trustees as directed by the Crane Company Board, the distribution of the income of the trust for its intended purposes is subject to the control of the Crane Company Board and the shares may be sold by the trustees only upon the direction of the Crane Company Board. None of the directors or the trustees has any direct beneficial interest in, and all disclaim beneficial ownership of, shares held by The Crane Fund.

(3)
As reported in a Schedule 13G/A filed on September 10, 2024, by The Vanguard Group, giving information on shareholdings as of August 30, 2024. According to the Schedule 13G/A, The Vanguard Group, an investment adviser, has shared voting power over 16,488 shares, sole dispositive power over 5,833,372 shares, and shared dispositive power over 65,525 shares of Crane NXT, Co. stock.

(4)
As reported in a Schedule 13G/A filed on January 26, 2024, by BlackRock, Inc., giving information on shareholdings as of December 29, 2023. According to the Schedule 13G/A, BlackRock, Inc., a parent holding company or control person, has sole voting power over 4,020,369 shares and sole dispositive power over 4,121,002 shares of Crane NXT, Co. stock.

(5)
As reported in a Schedule 13G filed on November 8, 2024, by Wellington Management Group LLP, giving information on shareholdings as of September 30, 2024. According to the Schedule 13G, Wellington Management Group LLP, a parent holding company or control person, has sole voting power over 2,333,506 shares and shared dispositive power over 3,083,148 shares of Crane NXT, Co. stock.

60

NON-GAAP INFORMATION

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, certain non-GAAP measures have been provided in this Proxy Statement. The Company believes that non-GAAP financial measures which exclude certain items present additional useful comparisons between current results and results in prior operating periods, providing investors with a supplemental view of the underlying trends of the business. The Company also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance.
A description of the non-GAAP financial measures used in this Proxy Statement and the adjustments made for financial reporting purposes is as follows:
“Adjusted operating profit” adds back to operating profit items which are outside of the Company's core performance, some of which may or may not be non-recurring, and which management believes may complicate the interpretation of the Company’s underlying earnings and operational performance. These items include income and expense such as: acquired intangible asset amortization, restructuring charges, impact of acquisition related fair value step-up, and transaction related expenses. Impact of acquisition related fair value step-up includes acquisition related inventory step-up amortization and fixed asset step-up depreciation. Transaction related expenses include acquisition related expenses such as incremental professional fees associated with closing and integration of the acquisition, and expenses associated with the separation transaction. These items are not incurred in all periods, the size of these items is difficult to predict, and none of these items are indicative of the operations of the underlying businesses. Management believes that non-GAAP financial measures that exclude these items provide investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics.
“Free cash flow” and “Adjusted free cash flow” provide supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of free cash flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company’s long-term debt. Free cash flow is calculated as cash provided by operating activities less capital expenditures. Adjusted free cash flow is calculated as free cash flow adjusted for certain cash items which management believes may complicate the interpretation of the Company’s underlying free cash flow performance such as certain transaction related cash flow items. These items are not incurred in all periods, the size of these items is difficult to predict, and none of these items are indicative of the operations of the underlying businesses. Management believes that non-GAAP financial measures that exclude these items provide investors with an alternative metric that can assist in predicting future cash flows that are complementary to GAAP metrics.
These metrics were further adjusted by the Committee for 2024 bonus calculation purposes under the 2024 Annual Incentive Plan to account for special, one-time items, none of which were recurring in nature. These adjustments differ from the adjustments made for financial reporting purposes. The adjustments reflect items that were not contemplated at the time 2024 performance goals were established under the 2024 Annual Incentive Plan, including certain non-recurring adjustments pertaining to accrued taxes (which are partially related to OpSec Security and partially related to other business operations) and matters related to the pre-separation period. In addition, for purposes of the 2024 Annual Incentive Plan bonus calculations, all revenue earned, costs incurred and free cash flow generated by OpSec Security, which we acquired in May 2024, as well as Corporate costs related to the acquisition, were excluded.
Prior to 2024, Adjusted Operating Profit was not a performance metric for the Annual Incentive Plan. For 2020-2023, the Adjusted Operating Profit numbers in the Pay Versus Performance table reflect Adjusted Operating Profit calculated in accordance with the methodology described above (i.e., the methodology used for non-GAAP financial reporting). The one-time adjustments applied in 2024 for bonus calculation purposes were not made in prior years because they were not relevant to those periods.

61

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE ANNUAL MEETING

Why did I receive these materials?
Crane NXT is sending this Proxy Statement and form of proxy card, together with its Annual Report, to you and all of our stockholders, to ask you to appoint proxies to represent you at the Annual Meeting on May 22, 2025.
If a quorum does not attend the meeting virtually or is not represented by proxy, the meeting will have to be adjourned and rescheduled. In order to avoid unnecessary expense, the Board of the Company is asking you to submit a proxy for your shares so that even if you do not attend the meeting virtually, your shares will be counted as present at the meeting, and voted according to your instructions.
Unless you expect to attend the meeting virtually, please submit a proxy for your shares in any of the following manners: sign, date, and return the enclosed proxy in the envelope provided; vote your shares online by scanning the QR code on your proxy card; or use the internet address or the toll-free telephone number listed in this Proxy Statement. Please return your proxy in any manner described in this paragraph promptly to ensure that your shares are voted at the meeting, no matter how large or how small your holdings may be.
I share an address with another stockholder, and we received only one paper copy of the proxy materials or notice. How may I obtain an additional copy?
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report to Stockholders and other proxy materials, including the notice of Internet availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps in conserving natural resources.
This year, a number of brokers with account holders who are our stockholders will be “householding” our Annual Report to Stockholders and other proxy materials, including the notice of Internet availability. A single notice of Internet availability and, if applicable, a single set of our Annual Report to Stockholders and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.
To receive a separate copy of the notice of Internet availability and, if applicable, Annual Report to Stockholders and other proxy materials, you may contact Broadridge by telephone toll-free at 1-800-579-1639, by email at sendmaterial@proxyvote.com or by internet at www.proxyvote.com. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge as set forth above, if they are record holders.
What is the agenda for the Annual Meeting?
At the Annual Meeting, stockholders will vote on three matters:
(1)	the election of each of Michael Dinkins, William Grogan, Sandra Joyce, Cristen Kogl, Ellen McClain, David D. Petratis, Aaron W. Saak, John S. Stroup, and James L. L. Tullis to the Board,
(2)	a proposal to ratify the selection of Deloitte & Touche LLP as our independent auditors for 2025, and
(3)	a proposal to approve, by a non-binding advisory vote, the compensation paid by the Company to its NEOs.
After adjournment of the formal portion of the meeting, our management will make a brief presentation about the business of Crane NXT, and representatives of Deloitte & Touche LLP will make themselves available to respond to any appropriate questions.

62

Questions and Answers About these Proxy Materials and the Annual Meeting
The Board does not know of any other business that will be presented at the Annual Meeting. The form of proxy gives the proxies discretionary authority with respect to any other matters that come before the Annual Meeting, which means that if any such matter arises, the individuals named in the proxy will vote according to their best judgment.
How does the Board recommend that I vote?
The Board unanimously recommends that you vote FOR each of the nominees for director; FOR ratification of the selection of Deloitte & Touche LLP to continue as our independent auditors; and FOR the non-binding advisory vote regarding the compensation of our NEOs.
When and where is the Annual Meeting?
The Annual Meeting will be held virtually and is scheduled to be held online via live webcast at 10:00 a.m. Eastern Daylight Time, on Thursday, May 22, 2025. No physical meeting will be held.
To access the Annual Meeting, please visit www.virtualshareholdermeeting.com/CXT2025 and enter the 16-digit control number on your notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time leaving ample time for check in.
You can view the Annual Meeting agenda, rules of conduct and procedures, and proxy materials for the Annual Meeting on the virtual meeting platform.
Will there be technical support for the Annual Meeting?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the virtual meeting log-in page.
Who can attend the Annual Meeting?
Any stockholder of record of Crane NXT as of the close of business on the Record Date, or anyone who holds a valid proxy for the Annual Meeting, may attend the Annual Meeting. If you are a stockholder of Crane NXT as of the close of business on the Record Date, you or your proxy holder may participate, vote and submit questions by visiting www.virtualshareholdermeeting.com/CXT2025 and using your 16-digit control number to enter the meeting. If you do not comply with the procedures described for attending the Annual Meeting via the virtual meeting platform, you will not be able to participate in the meeting.
If your shares are registered directly in your name with Crane NXT’s transfer agent, Computershare, you are considered the stockholder of record, or registered holder (a “Registered Holder”), with respect to those shares. If you are a Registered Holder and do not have your control number, you may contact Investor Relations at ContactUs@CraneNXT.com for assistance.
If you are a beneficial holder and hold your shares through an intermediary, such as a brokerage firm, bank, or other custodian, and want to attend the Annual Meeting (with the ability to ask a question and/or vote, if you choose to do so), you should follow the instructions provided by your brokerage firm, bank or other custodian to participate in the meeting.
Who can vote at the Annual Meeting?
Anyone who owned shares of our Common Stock at the close of business on March 28, 2025, the Record Date, is entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment of the meeting. Each share is entitled to one vote. Shares held in your name as the shareholder of record, as well as shares for which you are the beneficial owner but not the shareholder of record, may be voted electronically during the meeting.

63

Questions and Answers About these Proxy Materials and the Annual Meeting
If I hold shares through Crane NXT’s employee benefit plans and do not provide voting instructions, how will my shares be voted?
If you hold shares of common stock through Crane NXT’s employee benefit plans or stock incentive plans and do not provide voting instructions to the plans’ trustees or administrators, your shares will be voted in the same proportion as the shares beneficially owned through such plans for which voting instructions are received, unless otherwise required by law.
How many votes are required for each question to pass?
Nominees for the Board will be elected if more votes are cast in favor of the nominee than are cast against the nominee at the Annual Meeting. Each other matter to be voted upon at the Annual Meeting requires the affirmative vote of a majority of the votes cast by the holders of shares of common stock present in person (including virtual attendance) or represented by proxy and entitled to vote on the matter.
What are “Broker non-votes”?
Under the rules of the NYSE, brokers holding shares for customers have authority to vote on certain matters even if the broker has not received instructions from the customer. For the questions on the agenda for this year’s Annual Meeting, member firms of the NYSE may vote without specific instructions from beneficial owners on the ratification of the selection of auditors, but not on the election of directors or the approval of the compensation paid by the Company to certain executive officers.
“Broker non-votes” are shares held in record name by brokers or nominees, as to which the broker or nominee (i) has not received instructions from the beneficial owner or person entitled to vote, (ii) does not have discretionary voting power under NYSE rules or the document under which it serves as broker or nominee, and (iii) has indicated on the proxy card, or otherwise notified us, that it does not have authority to vote the shares on the question.
What will be the effect of abstentions and broker non-votes?
Stockholders may abstain from voting on any proposal expected to be brought before the Annual Meeting.
Abstentions and broker non-votes will have no effect on the election of directors, as each nominee will be elected if the number of votes cast in favor of such nominee exceeds the number of votes cast against such nominee. Abstentions are not treated as votes cast for such proposal.
Abstentions and broker non-votes will have no effect on any of the other proposals, because they will not count as votes cast for or against the question and will not be included in calculating the number of votes necessary for adoption and approval.
What constitutes a quorum for the meeting?
According to the Company’s amended By-laws, a quorum for a meeting of stockholders consists of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote, present in person or by proxy. Virtual attendance at the Annual Meeting constitutes “in person” attendance for purposes of establishing a quorum. On the Record Date, there were 57,357,459 shares of common stock issued and outstanding, so at least 28,678,730 shares must be represented at the meeting for business to be conducted. If a quorum does not attend or is not represented, the Annual Meeting will be postponed.
Shares of common stock represented by a properly signed and returned proxy are treated as present at the Annual Meeting for purposes of determining a quorum, whether the proxy is marked as casting a vote or abstaining. Shares represented by “broker non-votes” are also treated as present for purposes of determining a quorum.
Who will count the votes?
A representative from Broadridge Financial Solutions, Inc. will serve as inspector of elections and will tabulate the votes.

64

Questions and Answers About these Proxy Materials and the Annual Meeting
How can I cast my vote?
To vote your shares without attending the Annual Meeting, please follow the instructions for Internet or telephone voting on your notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the meeting.
You can attend the Annual Meeting and vote your shares virtually at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CXT2025 and entering the 16-digit control number on your notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials.
How do I submit questions at the Annual Meeting?
Every Crane NXT stockholder has an opportunity during the Annual Meeting to submit questions on the proposals being presented to stockholders. After adjournment of the formal portion of the meeting, stockholders may submit questions on general matters relating to Crane NXT and its business. Stockholders may submit questions by accessing the virtual meeting platform as described above. Representatives of Crane NXT will review the questions during the appropriate portion of the Annual Meeting and answers to appropriate questions will be provided by a member of management or a director.
What if I submit a proxy but don’t mark it to show my preferences?
If you return a properly signed proxy without marking it, it will be voted in accordance with the Board’s recommendations on all proposals.
What if I submit a proxy and then change my mind?
If you submit a proxy, you can revoke it at any time before it is voted by submitting a written revocation to the Corporate Secretary, or by submitting a new proxy, or by voting virtually at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you can revoke an earlier proxy only by following the custodian’s procedures.
Who is paying for this solicitation of proxies?
Crane NXT will pay the cost of this solicitation of proxies for the Annual Meeting. In addition to soliciting proxies through the mail using this Proxy Statement, we may solicit proxies by telephone, facsimile, electronic mail, and personal contact. These solicitations will be made by our regular employees without additional compensation. We have also engaged Alliance Advisors LLC to assist in this solicitation of proxies, and we have agreed to pay that firm approximately $20,000. Banks, brokerage houses, and other institutions, nominees, and fiduciaries will be asked to forward the proxy materials to the beneficial owners of the common stock they hold of record, and will be reimbursed for their reasonable expenses in forwarding such material.
Where can I learn the outcome of the vote?
The Inspector of Elections will announce the preliminary voting results at the meeting, and we will publish the final results in a Current Report on Form 8-K filed with the SEC within four business days after the meeting.
How and when can I propose that an item be considered at next year’s annual meeting and included in next year’s proxy statement?
The Crane NXT amended and restated by-laws, dated as of April 3, 2023, which are on file with the SEC (as Exhibit 3.3 to Crane NXT’s Current Report on Form 8-K filed on April 3, 2023), provide that the Crane NXT annual meeting of stockholders will be held on such date and at such time as shall be designated from time to time by the Crane NXT board of directors. Under the Crane NXT amended and restated by-laws, written notice of stockholder nominations to the Crane NXT board of directors or any other business proposed by a stockholder that is not to be included in the proxy statement must be delivered to Crane NXT’s secretary (a) not later than 90 days nor earlier than 120 days prior to

65

Questions and Answers About these Proxy Materials and the Annual Meeting the first anniversary of the preceding year’s annual meeting, or (b) in the event that next year’s annual meeting is not held within 25 days before or after the anniversary date of the immediately preceding annual meeting, the earlier of (i) at least 90 days prior to the date of the Crane NXT annual meeting of stockholders or, (ii) the close of business 10 days following the day on which notice of the date of the annual meeting was mailed to stockholders or public disclosure of the date of the annual meeting was made. Assuming that Crane NXT’s 2026 annual meeting of stockholders is held within 25 days of the anniversary of the 2025 annual meeting of stockholders, Crane NXT must receive written notice (containing the information specified in Crane NXT’s amended and restated by-laws) to Crane NXT’s secretary between January 22, 2026 and February 21, 2026. If Crane NXT does not receive notice by that date, then such proposals may not be presented at the Crane NXT 2026 annual meeting of stockholders.
Stockholders may also submit proposals for inclusion in the proxy materials in connection with the Crane NXT 2026 annual meeting of stockholders through Rule 14a-8 of the Exchange Act. Stockholders who wish to present such proposals must submit their proposals to Crane NXT’s secretary on or before December 9, 2025.
* * * * *

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We urge stockholders who do not expect to attend the Annual Meeting virtually to sign, date, and return the enclosed proxy in the envelope provided, or vote their shares online by scanning the QR code on their proxy card, or use the internet address or the toll-free telephone number listed on the Notice of Annual Meeting. In order to avoid unnecessary expense, we ask your cooperation in voting your proxy promptly, no matter how large or how small your holdings may be.
By Order of the Board of Directors,

Paul G. Igoe
Secretary

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©2025 Crane NXT, Co. All Rights Reserved. For more information please visit: cranenxt.com

CRANE NXT

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 21, 2025 for shares held directly and 11:59 p.m. Eastern Time on May 19, 2025 for shares held in the Crane NXT, Co. Savings and Investment Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CXT2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 21, 2025 for shares held directly and 11:59 p.m. Eastern Time on May 19, 2025 for shares held in the Crane NXT, Co. Savings and Investment Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64111-P19520 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CRANE NXT, CO.

The Board of Directors recommends that you vote FOR all the nominees listed:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Michael Dinkins	☐	☐	☐
1b. William Grogan	☐	☐	☐
1c. Sandra Joyce	☐	☐	☐
1d. Cristen Kogl	☐	☐	☐
1e. Ellen McClain	☐	☐	☐
1f. David D. Petratis	☐	☐	☐
1g. Aaron W. Saak	☐	☐	☐
1h. John S. Stroup	☐	☐	☐
1i. James L. L. Tullis	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for 2025.	☐	☐	☐
3. Say on Pay – An advisory vote to approve the compensation paid by the Company to its named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V64112-P19520

CRANE NXT, CO.
ANNUAL MEETING OF STOCKHOLDERS
May 22, 2025 at 10:00 a.m. Eastern Daylight Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Aaron W. Saak and Paul G. Igoe and each of them true and lawful agents and proxies of the undersigned, with full power of substitution and resubstitution, and hereby authorizes each of them to vote, as directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors' recommendations, all shares of Crane NXT, Co. held of record by the undersigned at the close of business on March 28, 2025 at the Annual Meeting of Stockholders of Crane NXT, Co. to be held virtually via the Internet at www.virtualshareholdermeeting.com/CXT2025 on Thursday, May 22, 2025 at 10:00 a.m., Eastern Daylight Time, or at any adjournment or postponement thereof, with all the powers the undersigned would possess if then and there personally present, and to vote, in their discretion, upon such other matters as may come before said meeting.

This proxy also covers all shares, if any, for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the Crane NXT, Co. Savings and Investment Plan. If voting instructions for such Savings and Investment Plan shares are not received by the proxy tabulator by May 19, 2025 it will be treated as directing the Plan's Trustee to vote shares held in the Plan in the same proportion as the shares for which the Trustee has received timely instructions from others who do vote.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote the shares unless you sign and return this card or use the toll-free telephone number or internet website on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all nominees and FOR proposals 2 and 3.

Continued and to be signed on reverse side